TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contract Owners of TIAA-CREF Life Separate Account VLI-2

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 indicated in the table below as of December 31, 2023, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub- accounts of TIAA-CREF Life Separate Account VLI-2 as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced(1)	M International Equity Fund(1)

TIAA-CREF Life Core Bond(1)	M Large Cap Growth Fund(1)

TIAA-CREF Life Growth Equity(1)	M Large Cap Value Fund(1)

TIAA-CREF Life Growth & Income(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio–I Class(1)

TIAA-CREF Life International Equity(1)	PIMCO VIT Emerging Markets Bond Portfolio–Institutional Class(1)

TIAA-CREF Life Large-Cap Value(1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)–Institutional Class(1)

TIAA-CREF Life Money Market(1)	PIMCO VIT Real Return Portfolio–Institutional Class(1)

TIAA-CREF Life Real Estate Securities(1)	PIMCO VIT Total Return Portfolio–Institutional Class(1)

TIAA-CREF Life Small-Cap Equity(1)	PVC Equity Income Account–Class 1(1)

TIAA-CREF Life Social Choice Equity(1)	PVC MidCap Account–Class 1(1)

TIAA-CREF Life Stock Index(1)	PSF Natural Resources Portfolio–Class II(1)

Delaware VIP Small Cap Value Series–Standard Class(1)	T. Rowe Price® Health Sciences Portfolio I(1)

DFA VA Equity Allocation Portfolio(1)	T. Rowe Price® Limited-Term Bond Portfolio(1)

DFA VA Global Bond Portfolio(1)	Templeton Developing Markets VIP Fund–Class 1(1)

DFA VA Global Moderate Allocation Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)

DFA VA International Small Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)

DFA VA International Value Portfolio(1)	Vanguard VIF High Yield Bond Portfolio(1)

DFA VA Short-Term Fixed Portfolio(1)	Vanguard VIF Mid-Cap Index Portfolio(1)

DFA VA US Large Value Portfolio(1)	Vanguard VIF Real Estate Index Portfolio(1)

DFA VA US Targeted Value Portfolio(1)	Vanguard VIF Small Company Growth Portfolio(1)

DFA VIT Inflation Protected Securities Portfolio(1)	Vanguard VIF Total Bond Market Index Portfolio(1)

John Hancock Emerging Markets Value Trust(1)	Voya Russell Large Cap Growth Index Portfolio–Class I(1)

LVIP Delaware Diversified Income Fund–Standard Class(1)	VY CBRE Global Real Estate Portfolio–Class I(1)

M Capital Appreciation Fund(1)

(1)	Statement of operations for the year ended December 31, 2023 and statement of changes in net assets for the years ended December 31, 2023 and December 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub- accounts of TIAA-CREF Life Separate Account VLI-2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 26, 2024

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 since 2012.

B-2	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2023

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS

Investments, at value	$1,837,238	$3,181,224	$7,858,013	$5,000,738	$5,935,536

Amounts due from TIAA	—	—	21,976	333,533	—

Total assets	$1,837,238	$3,181,224	$7,879,989	$5,334,271	$5,935,536

LIABILITIES

Amounts due to TIAA	$—	$—	$—	$—	$52

Total liabilities	$—	$—	$—	$—	$52

NET ASSETS—Accumulation fund	$1,837,238	$3,181,224	$7,879,989	$5,334,271	$5,935,484

Investments, at cost	$1,871,496	$3,515,327	$8,105,358	$4,981,098	$5,368,962

Shares held in corresponding Funds	152,215	347,675	439,241	275,979	642,374

UNIT VALUE	$43.79	$31.83	$123.51	$99.72	$49.88

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2023

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$43,002	$93,637	$17,415	$42,740	$125,019

Net investment income (loss)	43,002	93,637	17,415	42,740	125,019

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(3,979)	(22,721)	(287,336)	47,826	(35,587)

Capital gain distributions	47,940	—	—	844,951	—

Net realized gain (loss)	43,961	(22,721)	(287,336)	892,777	(35,587)

Net change in unrealized appreciation (depreciation) on investments	166,390	112,185	2,801,128	38,911	772,339

Net realized and unrealized gain (loss) on investments	210,351	89,464	2,513,792	931,688	736,752

Net increase (decrease) in net assets from operations	$253,353	$183,101	$2,531,207	$974,428	$861,771

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-3

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2023

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS

Investments, at value	$1,570,101	$10,465,285	$581,469	$2,494,755	$813,327

Amounts due from TIAA	23,629	—	—	—	—

Total assets	$1,593,730	$10,465,285	$581,469	$2,494,755	$813,327

LIABILITIES

Amounts due to TIAA	$—	$1,263,208	$1,964	$2,229	$—

Total liabilities	$—	$1,263,208	$1,964	$2,229	$—

NET ASSETS—Accumulation fund	$1,593,730	$9,202,077	$579,505	$2,492,526	$813,327

Investments, at cost	$1,326,798	$10,465,285	$606,933	$2,722,302	$713,109

Shares held in corresponding Funds	85,424	10,465,285	42,598	183,034	43,447

UNIT VALUE	$75.55	$28.07	$58.56	$80.84	$96.76

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2023

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME

Dividends	$21,154	$733,262	$14,027	$19,721	$9,996

Net investment income (loss)	21,154	733,262	14,027	19,721	9,996

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	23,691	—	(4,803)	(87,455)	4,625

Capital gain distributions	18,595	—	—	56,228	20,525

Net realized gain (loss)	42,286	—	(4,803)	(31,227)	25,150

Net change in unrealized appreciation (depreciation) on investments	117,278	—	55,034	410,682	109,203

Net realized and unrealized gain (loss) on investments	159,564	—	50,231	379,455	134,353

Net increase (decrease) in net assets from operations	$180,718	$733,262	$64,258	$399,176	$144,349

B-4	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account

ASSETS

Investments, at value	$35,117,988	$2,925,462	$1,275,314	$1,864,963	$9,751,269

Amounts due from TIAA	503,954	1,302	—	—	54,159

Total assets	$35,621,942	$2,926,764	$1,275,314	$1,864,963	$9,805,428

NET ASSETS—Accumulation fund	$35,621,942	$2,926,764	$1,275,314	$1,864,963	$9,805,428

Investments, at cost	$27,571,484	$2,556,320	$1,336,982	$2,005,376	$8,420,578

Shares held in corresponding Funds	896,553	76,204	89,874	192,066	646,636

UNIT VALUE	$101.55	$67.90	$45.12	$29.12	$46.54

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$441,593	$23,958	$25,472	$71,791	$249,416

Net investment income (loss)	441,593	23,958	25,472	71,791	249,416

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	959,799	(53,934)	(241,282)	(2,925)	279,618

Capital gain distributions	276,157	105,835	25,405	—	101,498

Net realized gain (loss)	1,235,956	51,901	(215,877)	(2,925)	381,116

Net change in unrealized appreciation (depreciation) on investments	4,963,799	178,694	499,231	17,399	676,257

Net realized and unrealized gain (loss) on investments	6,199,755	230,595	283,354	14,474	1,057,373

Net increase (decrease) in net assets from operations	$6,641,348	$254,553	$308,826	$86,265	$1,306,789

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-5

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2023

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account

ASSETS

Investments, at value	$6,018,780	$8,675,164	$1,211,612	$10,699,634	$4,884,498

Amounts due from TIAA	2,885	21,303	—	—	6,693

Total assets	$6,021,665	$8,696,467	$1,211,612	$10,699,634	$4,891,191

LIABILITIES

Amounts due to TIAA	$—	$—	$—	$3,154	$—

Total liabilities	$—	$—	$—	$3,154	$—

NET ASSETS—Accumulation fund	$6,021,665	$8,696,467	$1,211,612	$10,696,480	$4,891,191

Investments, at cost	$6,189,589	$7,838,410	$1,228,764	$9,114,805	$4,158,045

Shares held in corresponding Funds	506,631	637,411	120,799	328,815	216,128

UNIT VALUE	$53.82	$49.70	$27.91	$83.64	$93.00

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2023

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$178,457	$389,154	$47,254	$230,087	$69,258

Net investment income (loss)	178,457	389,154	47,254	230,087	69,258

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(66,269)	(3,428)	(158)	307,536	33,184

Capital gain distributions	—	77,662	—	140,231	308,186

Net realized gain (loss)	(66,269)	74,234	(158)	447,767	341,370

Net change in unrealized appreciation (depreciation) on investments	638,612	826,835	17,108	389,152	398,790

Net realized and unrealized gain (loss) on investments	572,343	901,069	16,950	836,919	740,160

Net increase (decrease) in net assets from operations	$750,800	$1,290,223	$64,204	$1,067,006	$809,418

B-6	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VIT Inflation Protected Securities Portfolio Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account

ASSETS

Investments, at value	$409,126	$2,444,929	$5,435,526	$5,124,995	$9,111,565

Amounts due from TIAA	—	—	2,937	3,708	5,481

Total assets	$409,126	$2,444,929	$5,438,463	$5,128,703	$9,117,046

NET ASSETS—Accumulation fund	$409,126	$2,444,929	$5,438,463	$5,128,703	$9,117,046

Investments, at cost	$506,843	$2,246,447	$5,974,983	$6,086,807	$8,399,654

Shares held in corresponding Funds	45,157	243,519	609,569	209,783	670,461

UNIT VALUE	$29.33	$36.29	$29.26	$84.25	$39.50

	DFA VIT Inflation Protected Securities Portfolio Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account

INVESTMENT INCOME

Dividends	$15,723	$38,479	$213,412	$20,814	$259,386

Net investment income (loss)	15,723	38,479	213,412	20,814	259,386

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(5,823)	(12,186)	(341,257)	(174,564)	189,311

Capital gain distributions	—	—	—	313,255	—

Net realized gain (loss)	(5,823)	(12,186)	(341,257)	138,691	189,311

Net change in unrealized appreciation (depreciation) on investments	6,059	330,359	460,946	831,654	832,641

Net realized and unrealized gain (loss) on investments	236	318,173	119,689	970,345	1,021,952

Net increase (decrease) in net assets from operations	$15,959	$356,652	$333,101	$991,159	$1,281,338

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-7

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2023

	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account

ASSETS

Investments, at value	$8,114,707	$4,645,144	$938,826	$303,364	$385,629

Amounts due from TIAA	5,272	4,637	—	—	—

Total assets	$8,119,979	$4,649,781	$938,826	$303,364	$385,629

NET ASSETS—Accumulation fund	$8,119,979	$4,649,781	$938,826	$303,364	$385,629

Investments, at cost	$8,232,187	$4,147,593	$929,742	$340,060	$462,921

Shares held in corresponding Funds	279,240	316,642	59,570	28,755	40,086

UNIT VALUE	$110.80	$68.93	$63.88	$30.77	$26.98

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2023

	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$—	$99,855	$9,042	$15,657	$8,890

Net investment income (loss)	—	99,855	9,042	15,657	8,890

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	26,225	24,796	(8,620)	(5,513)	(3,320)

Capital gain distributions	408,531	59,673	45,632	—	4,015

Net realized gain (loss)	434,756	84,469	37,012	(5,513)	695

Net change in unrealized appreciation (depreciation) on investments	1,570,184	144,842	45,873	19,735	10,186

Net realized and unrealized gain (loss) on investments	2,004,940	229,311	82,885	14,222	10,881

Net increase (decrease) in net assets from operations	$2,004,940	$329,166	$91,927	$29,879	$19,771

B-8	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account	PSF Natural Resources Portfolio—Class II Sub-Account

ASSETS

Investments, at value	$1,057,835	$4,498,646	$4,314,218	$607,452	$643,950

Amounts due from TIAA	—	15,753	3,150	—	1,302

Total assets	$1,057,835	$4,514,399	$4,317,368	$607,452	$645,252

NET ASSETS—Accumulation fund	$1,057,835	$4,514,399	$4,317,368	$607,452	$645,252

Investments, at cost	$1,159,434	$5,181,583	$4,193,509	$544,250	$474,760

Shares held in corresponding Funds	91,429	490,049	156,824	9,638	15,916

UNIT VALUE	$30.35	$31.14	$79.69	$108.63	$28.07

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account	PSF Natural Resources Portfolio— Class II Sub-Account

INVESTMENT INCOME

Dividends	$32,040	$153,460	$85,473	$—	$—

Net investment income (loss)	32,040	153,460	85,473	—	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(3,844)	(50,814)	44,673	(129)	40,192

Capital gain distributions	—	—	190,023	13,668	—

Net realized gain (loss)	(3,844)	(50,814)	234,696	13,539	40,192

Net change in unrealized appreciation (depreciation) on investments	9,110	151,757	127,589	113,678	(29,820)

Net realized and unrealized gain (loss) on investments	5,266	100,943	362,285	127,217	10,372

Net increase (decrease) in net assets from operations	$37,306	$254,403	$447,758	$127,217	$10,372

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-9

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2023

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

ASSETS

Investments, at value	$1,055,479	$498,075	$3,605,624	$10,040,118	$50,349,300

Amounts due from TIAA	—	—	—	—	16,642

Total assets	$1,055,479	$498,075	$3,605,624	$10,040,118	$50,365,942

LIABILITIES

Amounts due to TIAA	$4,204	$—	$57	$3,155	$—

Total liabilities	$4,204	$—	$57	$3,155	$—

NET ASSETS—Accumulation fund	$1,051,275	$498,075	$3,605,567	$10,036,963	$50,365,942

Investments, at cost	$1,096,512	$517,540	$4,210,562	$8,612,635	$38,639,855

Shares held in corresponding Funds	19,083	106,883	434,412	216,475	826,889

UNIT VALUE	$55.92	$29.04	$32.84	$122.73	$96.26

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2023

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$16,057	$77,562	$95,389	$652,155

Net investment income (loss)	—	16,057	77,562	95,389	652,155

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	13,385	(3,512)	(5,084)	258,821	1,691,601

Capital gain distributions	36,660	—	2,511	459,559	1,444,374

Net realized gain (loss)	50,045	(3,512)	(2,573)	718,380	3,135,975

Net change in unrealized appreciation (depreciation) on investments	(20,310)	10,841	349,548	1,380,319	6,892,509

Net realized and unrealized gain (loss) on investments	29,735	7,329	346,975	2,098,699	10,028,484

Net increase (decrease) in net assets from operations	$29,735	$23,386	$424,537	$2,194,088	$10,680,639

B-10	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid- Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

ASSETS

Investments, at value	$3,348,889	$10,025,136	$3,451,862	$4,876,952	$11,347,198

Amounts due from TIAA	769	10,017	1,302	—	20,049

Total assets	$3,349,658	$10,035,153	$3,453,164	$4,876,952	$11,367,247

LIABILITIES

Amounts due to TIAA	$—	$—	$—	$964	$—

Total liabilities	$—	$—	$—	$964	$—

NET ASSETS—Accumulation fund	$3,349,658	$10,035,153	$3,453,164	$4,875,988	$11,367,247

Investments, at cost	$3,458,454	$10,737,379	$3,581,262	$5,090,210	$12,132,954

Shares held in corresponding Funds	454,395	418,936	289,586	276,942	1,067,469

UNIT VALUE	$43.11	$83.68	$52.81	$79.54	$29.72

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$148,030	$137,951	$78,148	$20,344	$249,963

Net investment income (loss)	148,030	137,951	78,148	20,344	249,963

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(11,833)	223,189	(60,553)	(468,843)	(324,525)

Capital gain distributions	—	173,117	147,431	—	—

Net realized gain (loss)	(11,833)	396,306	86,878	(468,843)	(324,525)

Net change in unrealized appreciation (depreciation) on investments	206,410	845,712	196,821	1,304,651	690,020

Net realized and unrealized gain (loss) on investments	194,577	1,242,018	283,699	835,808	365,495

Net increase (decrease) in net assets from operations	$342,607	$1,379,969	$361,847	$856,152	$615,458

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-11

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2023	concluded

	Voya Russell Large Cap Growth Index Portfolio— Class I Sub-Account	VY CBRE Global Real Estate Portfolio— Class I Sub-Account

ASSETS

Investments, at value	$5,568,202	$178,722

Amounts due from TIAA	325,242	—

Total assets	$5,893,444	$178,722

NET ASSETS—Accumulation fund	$5,893,444	$178,722

Investments, at cost	$5,396,321	$179,923

Shares held in corresponding Funds	87,537	17,385

UNIT VALUE	$139.47	$44.31

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2023

	Voya Russell Large Cap Growth Index Portfolio— Class I Sub-Account	VY CBRE Global Real Estate Portfolio— Class I Sub-Account

INVESTMENT INCOME

Dividends	$18,981	$4,511

Net investment income (loss)	18,981	4,511

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(129,458)	(14,435)

Capital gain distributions	177,964	2,323

Net realized gain (loss)	48,506	(12,112)

Net change in unrealized appreciation (depreciation) on investments	1,488,616	30,058

Net realized and unrealized gain (loss) on investments	1,537,122	17,946

Net increase (decrease) in net assets from operations	$1,556,103	$22,457

B-12	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Core Bond Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$43,002	$44,652	$93,637	$63,191

Net realized gain (loss)	43,961	76,714	(22,721)	9,509

Net change in unrealized appreciation (depreciation) on investments	166,390	(448,751)	112,185	(465,964)

Net increase (decrease) in net assets from operations	253,353	(327,385)	183,101	(393,264)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	101,505	105,619	272,207	292,309

Net contractowner transfers	(8,263)	43	111,076	294,324

Withdrawals and death benefits (b)	(129,325)	(148,607)	(162,742)	(213,032)

Net increase (decrease) in net assets resulting from contractowner transactions	(36,083)	(42,945)	220,541	373,601

Net increase (decrease) in net assets	217,270	(370,330)	403,642	(19,663)

NET ASSETS

Beginning of period	1,619,968	1,990,298	2,777,582	2,797,245

End of period	$1,837,238	$1,619,968	$3,181,224	$2,777,582

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	42,829	43,891	92,735	81,053

Units purchased	2,506	2,677	8,920	9,396

Units sold/transferred	(3,378)	(3,739)	(1,713)	2,286

End of period	41,957	42,829	99,942	92,735

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-13

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$17,415	$—	$42,740	$25,894

Net realized gain (loss)	(287,336)	671,963	892,777	575,763

Net change in unrealized appreciation (depreciation) on investments	2,801,128	(3,338,238)	38,911	(1,477,951)

Net increase (decrease) in net assets from operations	2,531,207	(2,666,275)	974,428	(876,294)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	737,030	443,143	133,273	130,733

Net contractowner transfers	(32,214)	392,723	1,817,025	57,299

Withdrawals and death benefits (b)	(863,165)	(573,574)	(164,763)	(786,392)

Net increase (decrease) in net assets resulting from contractowner transactions	(158,349)	262,292	1,785,535	(598,360)

Net increase (decrease) in net assets	2,372,858	(2,403,983)	2,759,963	(1,474,654)

NET ASSETS

Beginning of period	5,507,131	7,911,114	2,574,308	4,048,962

End of period	$7,879,989	$5,507,131	$5,334,271	$2,574,308

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	65,286	62,912	34,294	41,944

Units purchased	6,993	4,656	1,620	1,518

Units sold/transferred	(8,471)	(2,282)	17,578	(9,168)

End of period	63,808	65,286	53,492	34,294

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-14	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$125,019	$169,173	$21,154	$16,090

Net realized gain (loss)	(35,587)	5,470	42,286	66,820

Net change in unrealized appreciation (depreciation) on investments	772,339	(1,267,475)	117,278	(178,860)

Net increase (decrease) in net assets from operations	861,771	(1,092,832)	180,718	(95,950)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	281,169	350,766	36,578	79,450

Net contractowner transfers	(431,752)	(236,512)	292,598	(21,492)

Withdrawals and death benefits (b)	(196,064)	(308,188)	(138,958)	(78,207)

Net increase (decrease) in net assets resulting from contractowner transactions	(346,647)	(193,934)	190,218	(20,249)

Net increase (decrease) in net assets	515,124	(1,286,766)	370,936	(116,199)

NET ASSETS

Beginning of period	5,420,360	6,707,126	1,222,794	1,338,993

End of period	$5,935,484	$5,420,360	$1,593,730	$1,222,794

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	126,506	130,390	18,484	18,804

Units purchased	6,034	8,202	537	1,217

Units sold/transferred	(13,541)	(12,086)	2,075	(1,537)

End of period	118,999	126,506	21,096	18,484

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-15

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$733,262	$195,387	$14,027	$8,780

Net realized gain (loss)	—	—	(4,803)	57,947

Net change in unrealized appreciation (depreciation) on investments	—	—	55,034	(266,229)

Net increase (decrease) in net assets from operations	733,262	195,387	64,258	(199,502)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,485,820	2,548,717	56,920	52,355

Net contractowner transfers	(577,637)	8,981,069	(29,116)	(18,069)

Withdrawals and death benefits (b)	(7,414,318)	(832,001)	(23,834)	(31,339)

Net increase (decrease) in net assets resulting from contractowner transactions	(5,506,135)	10,697,785	3,970	2,947

Net increase (decrease) in net assets	(4,772,873)	10,893,172	68,228	(196,555)

NET ASSETS

Beginning of period	13,974,950	3,081,778	511,277	707,832

End of period	$9,202,077	$13,974,950	$579,505	$511,277

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	522,857	116,995	9,780	9,664

Units purchased	90,949	96,285	1,085	947

Units sold/transferred	(286,109)	309,577	(972)	(831)

End of period	327,697	522,857	9,893	9,780

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-16	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$19,721	$9,967	$9,996	$8,169

Net realized gain (loss)	(31,227)	302,769	25,150	81,313

Net change in unrealized appreciation (depreciation) on investments	410,682	(701,346)	109,203	(215,931)

Net increase (decrease) in net assets from operations	399,176	(388,610)	144,349	(126,449)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	115,468	102,020	72,048	51,659

Net contractowner transfers	(88,237)	31,439	(18,537)	(647)

Withdrawals and death benefits (b)	(113,430)	(111,937)	(9,828)	(16,532)

Net increase (decrease) in net assets resulting from contractowner transactions	(86,199)	21,522	43,683	34,480

Net increase (decrease) in net assets	312,977	(367,088)	188,032	(91,969)

NET ASSETS

Beginning of period	2,179,549	2,546,637	625,295	717,264

End of period	$2,492,526	$2,179,549	$813,327	$625,295

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	31,990	31,537	7,910	7,456

Units purchased	1,597	1,450	834	658

Units sold/transferred	(2,756)	(997)	(339)	(204)

End of period	30,831	31,990	8,405	7,910

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-17

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	TIAA-CREF Life Stock Index Sub-Account		Delaware VIP Small Cap Value Series— Standard Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$441,593	$358,580	$23,958	$23,673

Net realized gain (loss)	1,235,956	1,963,886	51,901	180,330

Net change in unrealized appreciation (depreciation) on investments	4,963,799	(8,333,966)	178,694	(589,822)

Net increase (decrease) in net assets from operations	6,641,348	(6,011,500)	254,553	(385,819)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,220,492	1,913,811	367,615	158,191

Net contractowner transfers	3,682,791	(1,705,022)	(66,579)	(95,817)

Withdrawals and death benefits (b)	(2,442,070)	(1,284,468)	(377,918)	(165,905)

Net increase (decrease) in net assets resulting from contractowner transactions	3,461,213	(1,075,679)	(76,882)	(103,531)

Net increase (decrease) in net assets	10,102,561	(7,087,179)	177,671	(489,350)

NET ASSETS

Beginning of period	25,519,381	32,606,560	2,749,093	3,238,443

End of period	$35,621,942	$25,519,381	$2,926,764	$2,749,093

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	316,400	326,715	44,311	45,888

Units purchased	24,613	22,415	5,963	2,463

Units sold/transferred	9,821	(32,730)	(7,170)	(4,040)

End of period	350,834	316,400	43,104	44,311

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-18	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VA Equity Allocation Portfolio Sub-Account		DFA VA Global Bond Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$25,472	$49,990	$71,791	$26,879

Net realized gain (loss)	(215,877)	80,585	(2,925)	(19,168)

Net change in unrealized appreciation (depreciation) on investments	499,231	(556,855)	17,399	(127,860)

Net increase (decrease) in net assets from operations	308,826	(426,280)	86,265	(120,149)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	29,205	20,451	58,806	68,440

Net contractowner transfers	(1,734,418)	37,118	100,889	(53,191)

Withdrawals and death benefits (b)	(19,593)	(18,124)	(49,104)	(111,777)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,724,806)	39,445	110,591	(96,528)

Net increase (decrease) in net assets	(1,415,980)	(386,835)	196,856	(216,677)

NET ASSETS

Beginning of period	2,691,294	3,078,129	1,668,107	1,884,784

End of period	$1,275,314	$2,691,294	$1,864,963	$1,668,107

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	71,666	70,753	60,181	63,691

Units purchased	736	540	2,066	2,448

Units sold/transferred	(44,136)	373	1,800	(5,958)

End of period	28,266	71,666	64,047	60,181

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-19

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	DFA VA Global Moderate Allocation Portfolio Sub-Account		DFA VA International Small Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$249,416	$139,064	$178,457	$136,765

Net realized gain (loss)	381,116	665,570	(66,269)	112,043

Net change in unrealized appreciation (depreciation) on investments	676,257	(2,066,572)	638,612	(1,366,500)

Net increase (decrease) in net assets from operations	1,306,789	(1,261,938)	750,800	(1,117,692)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	388,896	398,080	581,271	343,441

Net contractowner transfers	(5,293)	(801,319)	15,647	(139,113)

Withdrawals and death benefits (b)	(1,036,785)	(1,214,515)	(522,690)	(366,420)

Net increase (decrease) in net assets resulting from contractowner transactions	(653,182)	(1,617,754)	74,228	(162,092)

Net increase (decrease) in net assets	653,607	(2,879,692)	825,028	(1,279,784)

NET ASSETS

Beginning of period	9,151,821	12,031,513	5,196,637	6,476,421

End of period	$9,805,428	$9,151,821	$6,021,665	$5,196,637

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	226,883	265,591	110,181	113,089

Units purchased	9,204	9,440	11,742	7,093

Units sold/transferred	(25,391)	(48,148)	(10,038)	(10,001)

End of period	210,696	226,883	111,885	110,181

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-20	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VA International Value Portfolio Sub-Account		DFA VA Short-Term Fixed Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$389,154	$280,926	$47,254	$16,455

Net realized gain (loss)	74,234	151,848	(158)	(1,238)

Net change in unrealized appreciation (depreciation) on investments	826,835	(691,825)	17,108	(26,584)

Net increase (decrease) in net assets from operations	1,290,223	(259,051)	64,204	(11,367)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	396,868	450,994	74,263	76,650

Net contractowner transfers	197,529	(874,771)	(99,802)	191,058

Withdrawals and death benefits (b)	(336,907)	(328,775)	(82,286)	(56,086)

Net increase (decrease) in net assets resulting from contractowner transactions	257,490	(752,552)	(107,825)	211,622

Net increase (decrease) in net assets	1,547,713	(1,011,603)	(43,621)	200,255

NET ASSETS

Beginning of period	7,148,754	8,160,357	1,255,233	1,054,978

End of period	$8,696,467	$7,148,754	$1,211,612	$1,255,233

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	169,518	186,816	47,210	39,220

Units purchased	8,617	10,918	2,734	2,887

Units sold/transferred	(3,140)	(28,216)	(6,536)	5,103

End of period	174,995	169,518	43,408	47,210

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-21

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	DFA VA US Large Value Portfolio Sub-Account		DFA VA US Targeted Value Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$230,087	$229,861	$69,258	$56,040

Net realized gain (loss)	447,767	427,074	341,370	508,764

Net change in unrealized appreciation (depreciation) on investments	389,152	(1,215,357)	398,790	(760,261)

Net increase (decrease) in net assets from operations	1,067,006	(558,422)	809,418	(195,457)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	867,748	539,125	195,637	213,440

Net contractowner transfers	(557,236)	(784,325)	(163,378)	(517,949)

Withdrawals and death benefits (b)	(885,184)	(598,234)	(179,188)	(251,348)

Net increase (decrease) in net assets resulting from contractowner transactions	(574,672)	(843,434)	(146,929)	(555,857)

Net increase (decrease) in net assets	492,334	(1,401,856)	662,489	(751,314)

NET ASSETS

Beginning of period	10,204,146	11,606,002	4,228,702	4,980,016

End of period	$10,696,480	$10,204,146	$4,891,191	$4,228,702

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	135,324	146,406	54,582	61,571

Units purchased	11,201	7,135	2,388	2,745

Units sold/transferred	(18,645)	(18,217)	(4,364)	(9,734)

End of period	127,880	135,324	52,606	54,582

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-22	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VIT Inflation Protected Securities Portfolio Sub-Account		John Hancock Emerging Markets Value Trust Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$15,723	$34,811	$38,479	$106,296

Net realized gain (loss)	(5,823)	19,606	(12,186)	(29,384)

Net change in unrealized appreciation (depreciation) on investments	6,059	(114,181)	330,359	(448,609)

Net increase (decrease) in net assets from operations	15,959	(59,764)	356,652	(371,697)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	13,421	15,732	110,890	118,166

Net contractowner transfers	1,146	(51,130)	(646,647)	(22,744)

Withdrawals and death benefits (b)	(28,040)	(151,449)	(95,525)	(204,342)

Net increase (decrease) in net assets resulting from contractowner transactions	(13,473)	(186,847)	(631,282)	(108,920)

Net increase (decrease) in net assets	2,486	(246,611)	(274,630)	(480,617)

NET ASSETS

Beginning of period	406,640	653,251	2,719,559	3,200,176

End of period	$409,126	$406,640	$2,444,929	$2,719,559

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	14,422	20,284	86,297	89,738

Units purchased	464	511	3,306	3,623

Units sold/transferred	(937)	(6,373)	(22,228)	(7,064)

End of period	13,949	14,422	67,375	86,297

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-23

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account		M Capital Appreciation Fund Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$213,412	$177,749	$20,814	$—

Net realized gain (loss)	(341,257)	(21,008)	138,691	377,935

Net change in unrealized appreciation (depreciation) on investments	460,946	(938,410)	831,654	(1,356,139)

Net increase (decrease) in net assets from operations	333,101	(781,669)	991,159	(978,204)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,130,985	446,699	501,108	315,791

Net contractowner transfers	(167,497)	322,546	(88,312)	(398,098)

Withdrawals and death benefits (b)	(933,360)	(318,988)	(576,199)	(320,316)

Net increase (decrease) in net assets resulting from contractowner transactions	30,128	450,257	(163,403)	(402,623)

Net increase (decrease) in net assets	363,229	(331,412)	827,756	(1,380,827)

NET ASSETS

Beginning of period	5,075,234	5,406,646	4,300,947	5,681,774

End of period	$5,438,463	$5,075,234	$5,128,703	$4,300,947

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	184,288	169,119	63,073	68,209

Units purchased	40,881	15,612	6,622	4,415

Units sold/transferred	(39,279)	(443)	(8,820)	(9,551)

End of period	185,890	184,288	60,875	63,073

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-24	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	M International Equity Fund Sub-Account		M Large Cap Growth Fund Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$259,386	$221,891	$—	$—

Net realized gain (loss)	189,311	45,266	434,756	671,923

Net change in unrealized appreciation (depreciation) on investments	832,641	(1,546,394)	1,570,184	(2,836,926)

Net increase (decrease) in net assets from operations	1,281,338	(1,279,237)	2,004,940	(2,165,003)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,008,631	439,361	769,721	385,891

Net contractowner transfers	(114,297)	318,134	(182,678)	158,215

Withdrawals and death benefits (b)	(1,019,110)	(512,690)	(1,000,187)	(430,021)

Net increase (decrease) in net assets resulting from contractowner transactions	(124,776)	244,805	(413,144)	114,085

Net increase (decrease) in net assets	1,156,562	(1,034,432)	1,591,796	(2,050,918)

NET ASSETS

Beginning of period	7,960,484	8,994,916	6,528,183	8,579,101

End of period	$9,117,046	$7,960,484	$8,119,979	$6,528,183

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	233,780	226,760	77,793	76,255

Units purchased	27,843	12,666	8,016	4,218

Units sold/transferred	(30,814)	(5,646)	(12,523)	(2,680)

End of period	230,809	233,780	73,286	77,793

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-25

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	M Large Cap Value Fund Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$99,855	$87,240	$9,042	$5,163

Net realized gain (loss)	84,469	249,255	37,012	125,621

Net change in unrealized appreciation (depreciation) on investments	144,842	(396,961)	45,873	(229,951)

Net increase (decrease) in net assets from operations	329,166	(60,466)	91,927	(99,167)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	573,923	253,752	59,482	68,113

Net contractowner transfers	186,167	40,101	(6,660)	(37,058)

Withdrawals and death benefits (b)	(691,402)	(289,332)	(37,382)	(84,270)

Net increase (decrease) in net assets resulting from contractowner transactions	68,688	4,521	15,440	(53,215)

Net increase (decrease) in net assets	397,854	(55,945)	107,367	(152,382)

NET ASSETS

Beginning of period	4,251,927	4,307,872	831,459	983,841

End of period	$4,649,781	$4,251,927	$938,826	$831,459

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	66,375	66,273	14,447	15,427

Units purchased	8,933	4,037	1,002	1,143

Units sold/transferred	(7,850)	(3,935)	(753)	(2,123)

End of period	67,458	66,375	14,696	14,447

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-26	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$15,657	$12,931	$8,890	$6,446

Net realized gain (loss)	(5,513)	(7,545)	695	(1,880)

Net change in unrealized appreciation (depreciation) on investments	19,735	(54,137)	10,186	(53,669)

Net increase (decrease) in net assets from operations	29,879	(48,751)	19,771	(49,103)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	28,823	27,450	8,786	9,758

Net contractowner transfers	17,833	(66,000)	530	(29,164)

Withdrawals and death benefits (b)	(18,896)	(14,886)	(13,225)	(12,567)

Net increase (decrease) in net assets resulting from contractowner transactions	27,760	(53,436)	(3,909)	(31,973)

Net increase (decrease) in net assets	57,639	(102,187)	15,862	(81,076)

NET ASSETS

Beginning of period	245,725	347,912	369,767	450,843

End of period	$303,364	$245,725	$385,629	$369,767

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	8,888	10,623	14,449	15,702

Units purchased	1,014	970	343	383

Units sold/transferred	(41)	(2,705)	(498)	(1,636)

End of period	9,861	8,888	14,294	14,449

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-27

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$32,040	$71,095	$153,460	$116,598

Net realized gain (loss)	(3,844)	(866)	(50,814)	(24,990)

Net change in unrealized appreciation (depreciation) on investments	9,110	(196,903)	151,757	(758,074)

Net increase (decrease) in net assets from operations	37,306	(126,674)	254,403	(666,466)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	100,827	97,739	243,227	275,593

Net contractowner transfers	53,172	(43,775)	265,140	(65,359)

Withdrawals and death benefits (b)	(68,761)	(59,797)	(280,570)	(279,691)

Net increase (decrease) in net assets resulting from contractowner transactions	85,238	(5,833)	227,797	(69,457)

Net increase (decrease) in net assets	122,544	(132,507)	482,200	(735,923)

NET ASSETS

Beginning of period	935,291	1,067,798	4,032,199	4,768,122

End of period	$1,057,835	$935,291	$4,514,399	$4,032,199

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	32,002	32,234	137,401	139,454

Units purchased	3,401	3,160	8,130	8,880

Units sold/transferred	(542)	(3,392)	(505)	(10,933)

End of period	34,861	32,002	145,026	137,401

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-28	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PVC Equity Income Account—Class 1 Sub-Account		PVC MidCap Account-Class 1 Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$85,473	$87,181	$—	$987

Net realized gain (loss)	234,696	552,065	13,539	63,460

Net change in unrealized appreciation (depreciation) on investments	127,589	(1,144,969)	113,678	(221,886)

Net increase (decrease) in net assets from operations	447,758	(505,723)	127,217	(157,439)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	312,107	333,268	11,108	10,844

Net contractowner transfers	(616,354)	98,517	668	(51,506)

Withdrawals and death benefits (b)	(260,020)	(278,097)	(22,033)	(23,485)

Net increase (decrease) in net assets resulting from contractowner transactions	(564,267)	153,688	(10,257)	(64,147)

Net increase (decrease) in net assets	(116,509)	(352,035)	116,960	(221,586)

NET ASSETS

Beginning of period	4,433,877	4,785,912	490,492	712,078

End of period	$4,317,368	$4,433,877	$607,452	$490,492

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	61,877	59,780	5,693	6,366

Units purchased	4,278	4,640	122	115

Units sold/transferred	(11,979)	(2,543)	(223)	(788)

End of period	54,176	61,877	5,592	5,693

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-29

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	PSF Natural Resources Portfolio—Class II Sub-Account		T. Rowe Price® Health Sciences Portfolio I Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$—	$—	$—	$—

Net realized gain (loss)	40,192	30,011	50,045	49,159

Net change in unrealized appreciation (depreciation) on investments	(29,820)	75,017	(20,310)	(196,345)

Net increase (decrease) in net assets from operations	10,372	105,028	29,735	(147,186)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	65,109	57,488	85,852	104,704

Net contractowner transfers	51,623	(17,519)	(29,497)	(13,840)

Withdrawals and death benefits (b)	(44,005)	(32,578)	(57,826)	(115,342)

Net increase (decrease) in net assets resulting from contractowner transactions	72,727	7,391	(1,471)	(24,478)

Net increase (decrease) in net assets	83,099	112,419	28,264	(171,664)

NET ASSETS

Beginning of period	562,153	449,734	1,023,011	1,194,675

End of period	$645,252	$562,153	$1,051,275	$1,023,011

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	20,345	19,783	18,836	19,253

Units purchased	2,377	2,252	1,594	2,011

Units sold/transferred	267	(1,690)	(1,636)	(2,428)

End of period	22,989	20,345	18,794	18,836

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-30	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account		Templeton Developing Markets VIP Fund—Class 1 Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$16,057	$9,809	$77,562	$105,649

Net realized gain (loss)	(3,512)	(4,461)	(2,573)	318,694

Net change in unrealized appreciation (depreciation) on investments	10,841	(30,383)	349,548	(1,394,046)

Net increase (decrease) in net assets from operations	23,386	(25,035)	424,537	(969,703)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	53,202	46,620	177,682	210,785

Net contractowner transfers	(502)	(15,541)	(222,539)	(222,167)

Withdrawals and death benefits (b)	(37,523)	(88,530)	(126,816)	(141,289)

Net increase (decrease) in net assets resulting from contractowner transactions	15,177	(57,451)	(171,673)	(152,671)

Net increase (decrease) in net assets	38,563	(82,486)	252,864	(1,122,374)

NET ASSETS

Beginning of period	459,512	541,998	3,352,703	4,475,077

End of period	$498,075	$459,512	$3,605,567	$3,352,703

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	16,603	18,699	115,135	120,328

Units purchased	1,896	1,654	5,739	6,996

Units sold/transferred	(1,350)	(3,750)	(11,080)	(12,189)

End of period	17,149	16,603	109,794	115,135

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-31

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Vanguard VIF Capital Growth Portfolio Sub-Account		Vanguard VIF Equity Index Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$95,389	$70,750	$652,155	$591,961

Net realized gain (loss)	718,380	897,828	3,135,975	2,916,529

Net change in unrealized appreciation (depreciation) on investments	1,380,319	(2,371,387)	6,892,509	(12,785,659)

Net increase (decrease) in net assets from operations	2,194,088	(1,402,809)	10,680,639	(9,277,169)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	792,688	521,652	1,844,087	2,128,251

Net contractowner transfers	(105,201)	231,778	(960,217)	1,791,711

Withdrawals and death benefits (b)	(878,288)	(363,883)	(3,718,798)	(2,649,613)

Net increase (decrease) in net assets resulting from contractowner transactions	(190,801)	389,547	(2,834,928)	1,270,349

Net increase (decrease) in net assets	2,003,287	(1,013,262)	7,845,711	(8,006,820)

NET ASSETS

Beginning of period	8,033,676	9,046,938	42,520,231	50,527,051

End of period	$10,036,963	$8,033,676	$50,365,942	$42,520,231

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	83,775	79,732	557,085	541,312

Units purchased	7,250	5,272	21,589	26,014

Units sold/transferred	(9,246)	(1,229)	(55,428)	(10,241)

End of period	81,779	83,775	523,246	557,085

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-32	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Portfolio Sub-Account		Vanguard VIF Mid-Cap Index Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$148,030	$142,561	$137,951	$109,867

Net realized gain (loss)	(11,833)	(17,738)	396,306	1,667,843

Net change in unrealized appreciation (depreciation) on investments	206,410	(419,119)	845,712	(4,238,908)

Net increase (decrease) in net assets from operations	342,607	(294,296)	1,379,969	(2,461,198)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	162,859	191,887	369,919	405,729

Net contractowner transfers	162,517	53,079	(603,845)	(3,305,906)

Withdrawals and death benefits (b)	(135,878)	(169,833)	(305,257)	(506,834)

Net increase (decrease) in net assets resulting from contractowner transactions	189,498	75,133	(539,183)	(3,407,011)

Net increase (decrease) in net assets	532,105	(219,163)	840,786	(5,868,209)

NET ASSETS

Beginning of period	2,817,553	3,036,716	9,194,367	15,062,576

End of period	$3,349,658	$2,817,553	$10,035,153	$9,194,367

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	72,982	71,293	127,262	169,247

Units purchased	4,083	4,891	4,903	5,302

Units sold/transferred	636	(3,202)	(12,238)	(47,287)

End of period	77,701	72,982	119,927	127,262

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-33

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Vanguard VIF Real Estate Index Portfolio Sub-Account		Vanguard VIF Small Company Growth Portfolio Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$78,148	$65,416	$20,344	$13,934

Net realized gain (loss)	86,878	151,046	(468,843)	1,301,412

Net change in unrealized appreciation (depreciation) on investments	196,821	(1,308,504)	1,304,651	(2,976,988)

Net increase (decrease) in net assets from operations	361,847	(1,092,042)	856,152	(1,661,642)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	118,602	120,078	478,650	274,214

Net contractowner transfers	(47,974)	31,775	(684,060)	(249,690)

Withdrawals and death benefits (b)	(93,691)	(103,985)	(428,448)	(202,416)

Net increase (decrease) in net assets resulting from contractowner transactions	(23,063)	47,868	(633,858)	(177,892)

Net increase (decrease) in net assets	338,784	(1,044,174)	222,294	(1,839,534)

NET ASSETS

Beginning of period	3,114,380	4,158,554	4,653,694	6,493,228

End of period	$3,453,164	$3,114,380	$4,875,988	$4,653,694

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	65,872	64,827	70,020	72,929

Units purchased	2,442	2,235	6,683	3,864

Units sold/transferred	(2,926)	(1,190)	(15,385)	(6,773)

End of period	65,388	65,872	61,318	70,020

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-34	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account		Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$249,963	$214,547	$18,981	$18,126

Net realized gain (loss)	(324,525)	18,000	48,506	777,151

Net change in unrealized appreciation (depreciation) on investments	690,020	(1,757,527)	1,488,616	(2,799,370)

Net increase (decrease) in net assets from operations	615,458	(1,524,980)	1,556,103	(2,004,093)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,561,802	497,512	183,672	177,870

Net contractowner transfers	747,363	(82,201)	759,514	(3,112,975)

Withdrawals and death benefits (b)	(1,452,617)	(495,923)	(217,609)	(204,221)

Net increase (decrease) in net assets resulting from contractowner transactions	856,548	(80,612)	725,577	(3,139,326)

Net increase (decrease) in net assets	1,472,006	(1,605,592)	2,281,680	(5,143,419)

NET ASSETS

Beginning of period	9,895,241	11,500,833	3,611,764	8,755,183

End of period	$11,367,247	$9,895,241	$5,893,444	$3,611,764

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	351,467	354,519	37,776	64,075

Units purchased	55,486	16,968	1,570	1,680

Units sold/transferred	(24,499)	(20,020)	2,910	(27,979)

End of period	382,454	351,467	42,256	37,776

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-35

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended	concluded

	VY CBRE Global Real Estate Portfolio—Class I Sub-Account
	December 31, 2023	December 31, 2022

FROM OPERATIONS

Net investment income (loss)	$4,511	$7,580

Net realized gain (loss)	(12,112)	9,924

Net change in unrealized appreciation (depreciation) on investments	30,058	(82,867)

Net increase (decrease) in net assets from operations	22,457	(65,363)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	17,309	15,900

Net contractowner transfers	(57,118)	9,800

Withdrawals and death benefits (b)	(9,595)	(14,065)

Net increase (decrease) in net assets resulting from contractowner transactions	(49,404)	11,635

Net increase (decrease) in net assets	(26,947)	(53,728)

NET ASSETS

Beginning of period	205,669	259,397

End of period	$178,722	$205,669

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	5,226	4,947

Units purchased	429	356

Units sold/transferred	(1,622)	(77)

End of period	4,033	5,226

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-36	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on November 15, 2011 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the M Intelligent Flexible Premium Variable Universal Life Insurance Policy (referred to as “M Intelligent VUL”) and the M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policy (referred to as “M Intelligent S VUL”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (the “Adviser”), a wholly owned indirect subsidiary of TIAA. The M Intelligent products offer over 47 sub-accounts.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-2 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open income tax years and has concluded that no provision for income tax is required in the Separate Account’s financial statements.

Cybersecurity Event: During the current fiscal period, a third-party administrative vendor to the Separate Account (the “Third-Party Vendor”) was impacted by a cybersecurity event that prevented the Third-Party Vendor’s ability to process premiums, withdrawals and death benefits and perform other administrative services for its clients, including TIAA, TIAA Separate Account VA-1, TIAA-CREF Life Separate Account VA-1, TIAA-CREF Life Separate Account VLI-1, and TIAA-CREF Life Separate Account VLI-2. Once the Third-Party Vendor resumed operations, transactions for the Account were processed, effective as of the date on which they were received in good order. The cybersecurity event did not have a material impact to the Account’s financial statements for the year ended December 31, 2023.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-37

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

A description of the valuation techniques applied to the Sub-Accounts’ major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2023, all of the investments in the Sub-Accounts were investments in registered investment companies and were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

M Intelligent VUL Expenses

The following table describes the fees and expenses that a policyowner will pay at the time that he or she buys, surrenders, or transfers value among the Sub-Accounts:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Premium Expense Charge	Upon receipt of each Premium payment	(as a % of premium)	(as a % of premium)

Current:		First 10 Yrs up to 10 Targets: 10% First 10 Yrs above 10 Targets: 3% Yrs 11+: 2%	1st 10 Yrs up to 10 Targets: 15% 1st 10 Yrs above 10 Targets: 3% Yrs 11+: 3%

Guaranteed:		10%	15%

Partial Withdrawal Charge	At the time of each withdrawal

Current:		$0.00	$0.00

Guaranteed:		$20.00	$20.00

Surrender Charge[1]	Upon surrender or requested reduction in Base Face Amount

Current:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of premiums paid up to one Target.	0%

Guaranteed:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of one Target.	0%

Transfer Charge	Upon transfer

Current:		$0.00	$0.00

Guaranteed:		$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter

Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid

Current:		$0.00[2]	$0.00[2]

Guaranteed:		$200.00[2]	$200.00[2]

Enhanced Cash Value Rider	Upon each premium payment

Current:		5.00% of premium paid in first 10 years up to one Target Premium	5.00% of premium paid in first 10 years up to one Target Premium

Guaranteed:		5.00% of all premium	5.00% of all premium

[1]

A Surrender Charge is applicable for 10 policy years from the Policy Date and is calculated as a percentage of the premium paid up to the Target Premium at issue stated in the Policy Specifications page of your policy. A Surrender Charge is also applicable for 10 years from the effective date of any increase in Base Face Amount. The percentage applied to the calculation starts out at 100% and reduces over the Surrender Charge period. The Target Premium varies by the sex, Issue Age and underwriting risk class of the Insured person, the Base Face Amount and whether the policy is issued with the Long Term Accumulation Rider. For a 54 year old male, preferred non-tobacco underwriting risk, $1,650,000 Base Face Amount, $850,000 Supplemental Face Amount, year 1, who has paid a premium of $35,000, the Surrender Charges deducted would be $19,605 when the LTA Rider is not in effect and $0 when the LTA Rider is in effect.

[2]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:
-	the yield on 90-day Treasury bills on the date the application was approved, or
-

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

B-38	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the VUL, not including the fees and expenses of the Portfolios:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Policy Fee	At the beginning of each policy month

Current:		$15.00	$8.00

Guaranteed:		$15.00	$8.00

Administrative Expense Charge—Base Face Amount coverage only	At the beginning of each policy month	(per $1,000 of Base Face Amount)	(per $1,000 of Base Face Amount)

Current:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Guaranteed:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Representative Charge[3]		$157.50	$217.50

Cost of Insurance[4]—Base Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01307 to $79.1075	$0.015 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2922	$0.3421

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01307 to $79.1075	$0.015 to $65.44017

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2922	$0.3356

Cost of Insurance[4]—Supplemental Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01034 to $77.93	$0.01042 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.3025	$0.2798

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01199 to $63.286	$0.01375 to $54.25416

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2864	$0.3087

[3]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 55, and a $1,500,000 Base Face Amount and $750,000 Supplemental Face Amount Policy Year 1.
[4]

The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[5]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 54, Policy Year 1.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-39

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect

Asset Based Risk Charge	At the beginning of each policy month	(% of Policy Value invested in the Investment Accounts)	(% of Policy Value invested in the Investment Accounts)

Generally Policy Dates before October 17, 2015

Current:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Generally Policy Dates on October 17, 2015 and thereafter

Current:		Yrs 1-15: 0.75%	Yrs 1-15: 0.24%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest

Current:		Yrs 1-10: 4.00%	Yrs 1-10: 4.00%

		Yrs 11+: 3.00%	Yrs 11+: 3.00%

Guaranteed:		Yrs 1-10: 4.50%	Yrs 1-10: 4.50%

		Yrs 11+: 3.50%	Yrs 11+: 3.50%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits[6]

Charitable Giving Benefit		No Additional Charge	No Additional Charge

Overloan Protection Endorsement		No Additional Charge[7]	No Additional Charge[7]

Waiver of Monthly Charges Rider	At the beginning of each policy month	(% of Monthly Charges other than the waiver charge until Insured age 65)	(% of Monthly Charges other than the waiver charge until Insured age 65)

Current:		3% to 10%	3% to 10%

Guaranteed:		3% to 10%	3% to 10%

Example[8]:		8.50%	8.50%

[6]

These charges may vary based on the Issue Age of the Insured, gender (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[7]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.
[8]	Charge is for a male age 54.

M Intelligent Survivorship VUL Expenses

The following table describes the fees and expenses that a policyowner will pay at the time that he or she buys, surrenders, or transfers value among the Sub-Accounts:

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10% Yrs 11+: 5%	Yrs 1 to 3: 10% Yrs 4 to 10 up to 10 Targets: 10% Yrs 4 to 10 above 10 Targets: 5% Yrs 11+: 5%

Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00

B-40	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Transfer Charge	Upon transfer	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00

Accelerated Death Benefit Charge[1]	At the time the accelerated death benefit is paid	$200.00	$0.00

[1]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:
-	the yield on 90-day Treasury bills on the date the application was approved, or
-

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate , published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the Survivorship VUL, not including the fees and expenses of the Portfolios:

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Policy Fee	At the beginning of each policy month	$20 mo. x 12 $#061 $240	$20 mo. x 12 $#061 $240

Administrative Expense Charge —Base Face Amount (per $1,000 BFA in first 5 years only)	At the beginning of each policy month	Minimum $0.4381938 Maximum $56.3965913 Representative Charge[2] $24,061.80	Minimum $0.43819056 Maximum $56.39659128 Representative Charge[2] $19,249.44

Administrative Expense Charge —Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $2.221.08	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $1,776.96

Cost of Insurance[3]—Base Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002125

Cost of Insurance[3]— Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002015

Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60% Yrs 16+: 0.24%

If policy value in the investment accounts is less than 25% of the face amount:

Yrs 1 to 15: 0.60%

Yrs 16+: 0.24%

If policy value in the investment accounts is at least 25% of the face amount: Yrs 1 to 15: 0.42% Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1-10: 4.50% Yrs 11+: 3.50%	Yrs 1-10: 4.00% Yrs 11+: 3.00%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits:[5]

Charitable Giving		No Additional Charge	No Additional Charge

Benefit Overloan Protection Endorsement		No Additional Charge[6]	No Additional Charge[6]

[2]

Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Premium of $55,000 in Policy Year 1.

[3]

The Cost of Insurance charges vary based on Issue Ages, sex (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s sex in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[4]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Policy Year 1.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-41

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

[5]

These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2023 were as follows:

Sub-Accounts	Purchases	Sales

TIAA-CREF Life Balanced	$162,783	$107,924

TIAA-CREF Life Core Bond	520,286	206,108

TIAA-CREF Life Growth Equity	1,127,779	1,290,689

TIAA-CREF Life Growth & Income	2,552,663	212,970

TIAA-CREF Life International Equity	548,273	769,849

TIAA-CREF Life Large-Cap Value	352,978	146,640

TIAA-CREF Life Money Market	10,401,209	13,910,874

TIAA-CREF Life Real Estate Securities	77,078	57,117

TIAA-CREF Life Small-Cap Equity	240,819	248,840

TIAA-CREF Life Social Choice Equity	102,320	28,116

TIAA-CREF Life Stock Index	6,533,105	2,858,096

Delaware VIP Small Cap Value Series—Standard Class	633,773	582,164

DFA VA Equity Allocation Portfolio	166,705	1,840,634

DFA VA Global Bond Portfolio	210,919	28,537

DFA VA Global Moderate Allocation Portfolio	690,112	1,046,539

DFA VA International Small Portfolio	871,781	621,981

DFA VA International Value Portfolio	1,192,849	489,846

DFA VA Short-Term Fixed Portfolio	153,045	213,616

DFA VA US Large Value Portfolio	1,732,707	1,933,907

DFA VA US Targeted Value Portfolio	745,825	522,003

DFA VIT Inflation Protected Securities Portfolio	28,701	26,451

John Hancock Emerging Markets Value Trust	225,043	817,846

LVIP Delaware Diversified Income Fund- Standard Class	1,887,647	1,647,044

M Capital Appreciation Fund	913,839	746,881

M International Equity Fund	1,495,213	1,366,084

M Large Cap Growth Fund	1,365,516	1,375,401

M Large Cap Value Fund	1,070,867	847,288

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	131,882	61,768

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	65,390	21,973

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Instutitional Class	21,197	12,201

PIMCO VIT Real Return Portfolio—Institutional Class	163,487	46,209

PIMCO VIT Total Return Portfolio—Institutional Class	612,554	247,050

PVC Equity Income Account—Class 1	558,862	850,783

PVC MidCap Account—Class 1	24,346	20,935

PSF Natural Resources Portfolio—Class II	165,625	94,200

T. Rowe Price® Health Sciences Portfolio I	116,787	77,394

T. Rowe Price® Limited-Term Bond Portfolio	90,213	58,979

Templeton Developing Markets VIP Fund—Class 1	326,199	417,742

Vanguard VIF Capital Growth Portfolio	1,498,200	1,130,898

Vanguard VIF Equity Index Portfolio	4,293,183	5,048,224

Vanguard VIF High Yield Bond Portfolio	422,823	86,064

Vanguard VIF Mid-Cap Index Portfolio	796,597	1,034,729

Vanguard VIF Real Estate Index Portfolio	465,305	264,091

Vanguard VIF Small Company Growth Portfolio	591,811	1,204,361

Vanguard VIF Total Bond Market Index Portfolio	3,245,387	2,158,925

Voya Russell Large Cap Growth Index Portfolio—Class I	1,541,663	944,383

VY CBRE Global Real Estate Portfolio-Class I	29,230	71,800

B-42	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

Note 5—condensed financial information

					For the period ended December 31,

Period	Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

TIAA-CREF Life Balanced Sub-Account
2023	41,957	$37.82	$43.79	$1,837,238	2.49%	15.77%
2022	42,829	$45.35	$37.82	$1,619,968	2.61%	(16.59)%
2021	43,891	$41.30	$45.35	$1,990,298	1.84%	9.78%
2020	39,121	$36.18	$41.30	$1,615,880	1.92%	14.16%
2019	44,959	$30.45	$36.18	$1,626,661	2.08%	18.81%

TIAA-CREF Life Core Bond Sub-Account
2023	99,942	$29.95	$31.83	$3,181,224	3.17%	6.27%
2022	92,735	$34.51	$29.95	$2,777,582	2.28%	(13.21)%
2021	81,053	$34.85	$34.51	$2,797,245	2.37%	(0.99)%
2020	77,250	$32.32	$34.85	$2,692,523	2.84%	7.86%
2019	75,828	$29.52	$32.32	$2,450,439	3.19%	9.48%

TIAA-CREF Life Growth Equity Sub-Account
2023	63,808	$84.35	$123.51	$7,879,989	0.26%	46.42%
2022	65,286	$125.75	$84.35	$5,507,131	0.00%	(32.92)%
2021	62,912	$108.25	$125.75	$7,911,114	0.24%	16.16%
2020	78,866	$75.19	$108.25	$8,537,464	0.36%	43.97%
2019	103,869	$57.52	$75.19	$7,810,262	0.44%	30.37%

TIAA-CREF Life Growth & Income Sub-Account
2023	53,492	$75.07	$99.72	$5,334,271	1.20%	32.84%
2022	34,294	$96.53	$75.07	$2,574,308	0.78%	(22.24)%
2021	41,944	$77.12	$96.53	$4,048,962	0.78%	25.17%
2020	44,042	$64.03	$77.12	$3,396,569	1.28%	20.44%
2019	46,074	$49.22	$64.03	$2,950,223	1.01%	30.10%

TIAA-CREF Life International Equity Sub-Account
2023	118,999	$42.85	$49.88	$5,935,484	2.13%	16.41%
2022	126,506	$51.44	$42.85	$5,420,360	3.12%	(16.70)%
2021	130,390	$46.41	$51.44	$6,707,126	1.09%	10.84%
2020	133,112	$40.23	$46.41	$6,177,313	1.68%	15.34%
2019	136,977	$32.69	$40.23	$5,511,189	2.21%	23.07%

TIAA-CREF Life Large-Cap Value Sub-Account
2023	21,096	$66.16	$75.55	$1,593,730	1.66%	14.19%
2022	18,484	$71.21	$66.16	$1,222,794	1.31%	(7.10)%
2021	18,804	$56.14	$71.21	$1,338,993	1.41%	26.85%
2020	18,400	$53.97	$56.14	$1,032,913	1.90%	4.01%
2019	22,159	$41.95	$53.97	$1,195,992	1.85%	28.66%

TIAA-CREF Life Money Market Sub-Account
2023	327,697	$26.73	$28.07	$9,202,077	4.89%	5.02%
2022	522,857	$26.34	$26.73	$13,974,950	1.61%	1.46%
2021	116,995	$26.34	$26.34	$3,081,778	0.00%	0.00%
2020	343,354	$26.24	$26.34	$9,044,714	0.34%	0.41%
2019	183,143	$25.70	$26.24	$4,804,647	2.09%	2.09%

TIAA-CREF Life Real Estate Securities Sub-Account
2023	9,893	$52.28	$58.56	$579,505	2.69%	12.01%
2022	9,780	$73.24	$52.28	$511,277	1.53%	(28.62)%
2021	9,664	$52.49	$73.24	$707,832	1.29%	39.53%
2020	13,660	$51.84	$52.49	$717,094	2.42%	1.27%
2019	12,759	$39.47	$51.84	$661,368	2.08%	31.33%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-43

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

					For the period ended December 31,

Period	Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

TIAA-CREF Life Small-Cap Equity Sub-Account
2023	30,831	$68.13	$80.84	$2,492,526	0.85%	18.65%
2022	31,990	$80.75	$68.13	$2,179,549	0.48%	(15.63)%
2021	31,537	$64.73	$80.75	$2,546,637	0.44%	24.76%
2020	26,731	$57.38	$64.73	$1,730,220	0.86%	12.80%
2019	27,475	$46.38	$57.38	$1,576,571	0.49%	23.72%

TIAA-CREF Life Social Choice Equity Sub-Account
2023	8,405	$79.05	$96.76	$813,327	1.42%	22.41%
2022	7,910	$96.20	$79.05	$625,295	1.28%	(17.83)%
2021	7,456	$76.14	$96.20	$717,264	1.10%	26.35%
2020	6,942	$63.20	$76.14	$528,562	1.66%	20.47%
2019	5,914	$48.11	$63.20	$373,800	1.63%	31.38%

TIAA-CREF Life Stock Index Sub-Account
2023	350,834	$80.66	$101.55	$35,621,942	1.53%	25.91%
2022	316,400	$99.80	$80.66	$25,519,381	1.34%	(19.18)%
2021	326,715	$79.44	$99.80	$32,606,560	1.23%	25.63%
2020	308,227	$65.78	$79.44	$24,486,334	1.80%	20.76%
2019	330,710	$50.29	$65.78	$21,755,448	1.75%	30.81%

Delaware VIP Small Cap Value Series-Standard Class Sub-Account
2023	43,104	$62.04	$67.90	$2,926,764	0.91%	9.44%
2022	44,311	$70.57	$62.04	$2,749,093	0.82%	(12.09)%
2021	45,888	$52.50	$70.57	$3,238,443	0.90%	34.42%
2020	54,886	$53.52	$52.50	$2,881,650	1.37%	(1.90)%
2019	55,512	$41.77	$53.52	$2,971,039	1.04%	28.14%

DFA VA Equity Allocation Portfolio Sub-Account
2023	28,266	$37.55	$45.12	$1,275,314	1.50%	20.14%
2022	71,666	$43.51	$37.55	$2,691,294	1.80%	(13.68)%
2021	70,753	$34.98	$43.51	$3,078,129	2.20%	24.37%
2020	39,443	$31.19	$34.98	$1,379,682	1.92%	12.16%
2019	33,525	$24.77	$31.19	$1,045,560	2.91%	25.91%

DFA VA Global Bond Portfolio Sub-Account
2023	64,047	$27.72	$29.12	$1,864,963	4.11%	5.05%
2022	60,181	$29.59	$27.72	$1,668,107	1.54%	(6.33)%
2021	63,691	$29.90	$29.59	$1,884,784	0.77%	(1.04)%
2020	59,887	$29.47	$29.90	$1,790,827	0.03%	1.46%
2019	53,433	$28.29	$29.47	$1,574,863	2.66%	4.19%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2023	210,696	$40.34	$46.54	$9,805,428	2.63%	15.37%
2022	226,883	$45.30	$40.34	$9,151,821	1.39%	(10.96)%
2021	265,591	$39.67	$45.30	$12,031,513	1.45%	14.20%
2020	272,658	$35.64	$39.67	$10,815,445	1.16%	11.29%
2019	280,084	$30.17	$35.64	$9,983,010	2.28%	18.12%

DFA VA International Small Portfolio Sub-Account
2023	111,885	$47.16	$53.82	$6,021,665	3.31%	14.11%
2022	110,181	$57.27	$47.16	$5,196,637	2.57%	(17.64)%
2021	113,089	$49.99	$57.27	$6,476,421	2.62%	14.56%
2020	113,172	$45.69	$49.99	$5,657,222	2.34%	9.41%
2019	105,828	$36.87	$45.69	$4,834,938	2.89%	23.90%

B-44	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

						For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

DFA VA International Value Portfolio Sub-Account
2023		174,995	$42.17	$49.70	$8,696,467	4.91%	17.86%
2022		169,518	$43.68	$42.17	$7,148,754	3.87%	(3.46)%
2021		186,816	$36.98	$43.68	$8,160,357	3.98%	18.11%
2020		195,482	$37.65	$36.98	$7,229,345	2.65%	(1.76)%
2019		187,243	$32.49	$37.65	$7,049,050	3.95%	15.86%

DFA VA Short-Term Fixed Portfolio Sub-Account
2023		43,408	$26.59	$27.91	$1,211,612	3.58%	4.98%
2022		47,210	$26.90	$26.59	$1,255,233	1.46%	(1.16)%
2021		39,220	$26.95	$26.90	$1,054,978	0.01%	(0.19)%
2020		45,081	$26.79	$26.95	$1,214,929	0.57%	0.60%
2019		41,596	$26.13	$26.79	$1,114,357	2.48%	2.52%

DFA VA US Large Value Portfolio Sub-Account
2023		127,880	$75.41	$83.64	$10,696,480	2.30%	10.92%
2022		135,324	$79.27	$75.41	$10,204,146	2.17%	(4.88)%
2021		146,406	$62.40	$79.27	$11,606,002	1.76%	27.04%
2020		144,928	$63.27	$62.40	$9,043,736	2.40%	(1.38)%
2019		143,277	$50.30	$63.27	$9,065,343	2.25%	25.78%

DFA VA US Targeted Value Portfolio Sub-Account
2023		52,606	$77.47	$93.00	$4,891,191	1.62%	20.03%
2022		54,582	$80.88	$77.47	$4,228,702	1.29%	(4.21)%
2021		61,571	$57.91	$80.88	$4,980,016	1.43%	39.68%
2020		63,510	$55.69	$57.91	$3,677,603	2.05%	3.98%
2019		55,409	$45.44	$55.69	$3,085,591	1.60%	22.56%

DFA VIT Inflation Protected Securities Portfolio Sub-Account
2023		13,949	$28.20	$29.33	$409,126	3.83%	4.02%
2022		14,422	$32.21	$28.20	$406,640	8.21%	(12.45)%
2021		20,284	$30.50	$32.21	$653,251	9.02%	5.58%
2020		9,519	$27.30	$30.50	$290,351	1.09%	11.72%
2019		9,629	$25.18	$27.30	$262,910	2.51%	8.46%

John Hancock Emerging Markets Value Trust Sub-Account
2023		67,375	$31.51	$36.29	$2,444,929	1.52%	15.15%
2022		86,297	$35.66	$31.51	$2,719,559	3.65%	(11.63)%
2021		89,738	$32.06	$35.66	$3,200,176	2.39%	11.25%
2020		88,049	$30.91	$32.06	$2,822,503	2.45%	3.72%
2019		86,115	$27.87	$30.91	$2,661,410	3.28%	10.89%

LVIP Delaware Diversified Income Fund- Standard Class Sub-Account
2023		185,890	$27.54	$29.26	$5,438,463	4.35%	6.24%
2022		184,288	$31.97	$27.54	$5,075,234	3.46%	(13.86%
2021	(q)	169,119	$0.00	$31.97	$5,406,646	2.71%	0.70%

M Capital Appreciation Fund Sub-Account
2023		60,875	$68.19	$84.25	$5,128,703	0.45%	23.56%
2022		63,073	$83.30	$68.19	$4,300,947	0.00%	(18.14)%
2021		68,209	$70.75	$83.30	$5,681,774	0.00%	17.74%
2020		80,044	$60.10	$70.75	$5,663,130	0.00%	17.73%
2019		103,641	$46.64	$60.10	$6,228,518	0.35%	28.85%

M International Equity Fund Sub-Account
2023		230,809	$34.05	$39.50	$9,117,046	3.15%	16.00%
2022		233,780	$39.67	$34.05	$7,960,484	2.77%	(14.16)%
2021		226,760	$35.72	$39.67	$8,994,916	2.46%	11.05%
2020		224,144	$32.80	$35.72	$8,006,694	1.83%	8.90%
2019		196,659	$27.26	$32.80	$6,450,949	2.94%	20.33%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-45

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

					For the period ended December 31,

Period	Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

M Large Cap Growth Fund Sub-Account
2023	73,286	$83.92	$110.80	$8,119,979	0.00%	32.04%
2022	77,793	$112.50	$83.92	$6,528,183	0.00%	(25.41)%
2021	76,255	$92.60	$112.50	$8,579,101	0.00%	21.49%
2020	80,098	$71.84	$92.60	$7,417,098	0.00%	28.89%
2019	86,272	$52.79	$71.84	$6,198,042	0.00%	36.09%

M Large Cap Value Fund Sub-Account
2023	67,458	$64.06	$68.93	$4,649,781	2.43%	7.60%
2022	66,375	$65.00	$64.06	$4,251,927	2.07%	(1.45)%
2021	66,273	$50.00	$65.00	$4,307,872	1.60%	30.01%
2020	67,214	$51.63	$50.00	$3,360,617	2.12%	(3.16)%
2019	61,631	$42.49	$51.63	$3,182,114	1.76%	21.52%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account
2023	14,696	$57.55	$63.88	$938,826	1.04%	11.00%
2022	14,447	$63.77	$57.55	$831,459	0.58%	(9.75)%
2021	15,427	$48.02	$63.77	$983,841	0.59%	32.80%
2020	17,452	$49.31	$48.02	$838,108	1.27%	(2.62)%
2019	15,689	$42.24	$49.31	$773,717	0.76%	16.74%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2023	9,861	$27.65	$30.77	$303,364	5.87%	11.28%
2022	8,888	$32.75	$27.65	$245,725	4.94%	(15.59)%
2021	10,623	$33.57	$32.75	$347,912	4.63%	(2.42)%
2020	8,936	$31.41	$33.57	$299,888	4.69%	6.87%
2019	16,789	$27.32	$31.41	$527,304	4.57%	14.95%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class Sub-Account
2023	14,294	$25.59	$26.98	$385,629	2.40%	5.42%
2022	14,449	$28.71	$25.59	$369,767	1.63%	(10.87)%
2021	15,702	$29.92	$28.71	$450,843	5.24%	(4.01)%
2020	14,837	$27.13	$29.92	$443,819	2.61%	10.28%
2019	15,169	$25.52	$27.13	$411,465	2.60%	6.29%

PIMCO VIT Real Return Portfolio-Institutional Class Sub-Account
2023	34,861	$29.23	$30.35	$1,057,835	3.16%	3.83%
2022	32,002	$33.13	$29.23	$935,291	7.15%	(11.77)%
2021	32,234	$31.33	$33.13	$1,067,798	5.15%	5.74%
2020	26,849	$28.00	$31.33	$841,086	1.59%	11.88%
2019	25,933	$25.78	$28.00	$726,125	1.83%	8.60%

PIMCO VIT Total Return Portfolio-Institutional Class Sub-Account
2023	145,026	$29.35	$31.14	$4,514,399	3.71%	6.09%
2022	137,401	$34.19	$29.35	$4,032,199	2.76%	(14.17)%
2021	139,454	$34.58	$34.19	$4,768,122	1.98%	(1.12)%
2020	115,649	$31.78	$34.58	$3,998,882	2.26%	8.81%
2019	102,636	$29.28	$31.78	$3,261,529	3.16%	8.52%

PVC Equity Income Account-Class 1 Sub Account
2023	54,176	$71.66	$79.69	$4,317,368	2.05%	11.22%
2022	61,877	$80.06	$71.66	$4,433,877	1.93%	(10.50)%
2021	59,780	$65.37	$80.06	$4,785,912	1.93%	22.47%
2020	68,377	$61.42	$65.37	$4,469,974	2.11%	6.43%
2019	58,794	$47.58	$61.42	$3,611,219	2.03%	29.09%

PVC MidCap Account-Class 1 Sub-Account
2023	5,592	$86.16	$108.63	$607,452	0.00%	26.08%
2022	5,693	$111.86	$86.16	$490,492	0.18%	(22.98)%
2021	6,366	$89.11	$111.86	$712,078	0.13%	25.53%
2020	6,527	$75.30	$89.11	$581,612	0.73%	18.33%
2019	6,800	$52.63	$75.30	$512,063	0.28%	43.10%

B-46	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

					For the period ended December 31,

Period	Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

PSF Natural Resources Portfolio-Class II Sub-Account
2023	22,989	$27.63	$28.07	$645,252	0.00%	1.58%
2022	20,345	$22.73	$27.63	$562,153	0.00%	21.54%
2021	19,783	$18.18	$22.73	$449,734	0.00%	25.03%
2020	19,835	$16.26	$18.18	$360,650	0.00%	11.82%
2019	20,200	$14.75	$16.26	$328,472	0.00%	10.25%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2023	18,794	$54.31	$55.92	$1,051,275	0.00%	2.96%
2022	18,836	$62.05	$54.31	$1,023,011	0.00%	(12.47)%
2021	19,253	$54.86	$62.05	$1,194,675	0.00%	13.10%
2020	25,891	$42.33	$54.86	$1,420,452	0.00%	29.62%
2019	27,778	$32.82	$42.33	$1,175,726	0.00%	28.95%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2023	17,149	$27.68	$29.04	$498,075	3.31%	4.94%
2022	16,603	$28.99	$27.68	$459,512	1.91%	(4.52)%
2021	18,699	$28.95	$28.99	$541,998	1.36%	0.13%
2020	28,012	$27.65	$28.95	$810,921	1.97%	4.71%
2019	18,884	$26.49	$27.65	$522,071	2.40%	4.35%

Templeton Developing Markets VIP Fund-Class 1 Sub-Account
2023	109,794	$29.12	$32.84	$3,605,567	2.26%	12.77%
2022	115,135	$37.19	$29.12	$3,352,703	2.94%	(21.70)%
2021	120,328	$39.36	$37.19	$4,475,077	1.01%	(5.51)%
2020	99,336	$33.53	$39.36	$3,909,749	4.27%	17.39%
2019	86,835	$26.42	$33.53	$2,911,491	1.20%	26.92%

Vanguard VIF Capital Growth Portfolio Sub-Account
2023	81,779	$95.90	$122.73	$10,036,963	1.07%	27.98%
2022	83,775	$113.47	$95.90	$8,033,676	0.87%	(15.48)%
2021	79,732	$93.36	$113.47	$9,046,938	0.96%	21.54%
2020	83,738	$79.47	$93.36	$7,817,487	1.45%	17.47%
2019	89,226	$62.82	$79.47	$7,090,820	1.06%	26.50%

Vanguard VIF Equity Index Portfolio Sub-Account
2023	523,246	$76.33	$96.26	$50,365,942	1.42%	26.11%
2022	557,085	$93.34	$76.33	$42,520,231	1.34%	(18.23)%
2021	541,312	$72.61	$93.34	$50,527,051	1.24%	28.55%
2020	544,210	$61.43	$72.61	$39,516,021	1.70%	18.20%
2019	517,492	$46.79	$61.43	$31,789,845	1.88%	31.30%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2023	77,701	$38.61	$43.11	$3,349,658	4.84%	11.67%
2022	72,982	$42.59	$38.61	$2,817,553	4.96%	(9.36)%
2021	71,293	$41.08	$42.59	$3,036,716	3.74%	3.68%
2020	55,985	$38.88	$41.08	$2,300,050	5.67%	5.67%
2019	61,171	$33.61	$38.88	$2,378,227	5.55%	15.67%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2023	119,927	$72.25	$83.68	$10,035,153	1.49%	15.83%
2022	127,262	$89.00	$72.25	$9,194,367	1.09%	(18.82)%
2021	169,247	$71.57	$89.00	$15,062,576	0.88%	24.36%
2020	131,267	$60.61	$71.57	$9,394,361	1.41%	18.07%
2019	133,022	$46.31	$60.61	$8,062,915	1.34%	30.87%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-47

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

					For the period ended December 31,

Period	Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

Vanguard VIF Real Estate Index Portfolio Sub-Account
2023	65,388	$47.28	$52.81	$3,453,164	2.51%	11.70%
2022	65,872	$64.15	$47.28	$3,114,380	1.89%	(26.30)%
2021	64,827	$45.75	$64.15	$4,158,554	1.96%	40.21%
2020	64,121	$48.09	$45.75	$2,933,739	2.51%	(4.85)%
2019	61,691	$37.33	$48.09	$2,966,504	2.60%	28.81%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2023	61,318	$66.48	$79.54	$4,875,988	0.45%	19.65%
2022	70,020	$89.05	$66.48	$4,653,694	0.27%	(25.35)%
2021	72,929	$77.97	$89.05	$6,493,228	0.37%	14.22%
2020	71,203	$63.29	$77.97	$5,550,367	0.63%	23.18%
2019	86,377	$49.41	$63.29	$5,466,198	0.47%	28.11%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2023	382,454	$28.15	$29.72	$11,367,247	2.47%	5.58%
2022	351,467	$32.44	$28.15	$9,895,241	2.06%	(13.21)%
2021	354,519	$33.01	$32.44	$11,500,833	2.03%	(1.72%)
2020	322,690	$30.68	$33.01	$10,651,151	2.42%	7.58%
2019	313,712	$28.23	$30.68	$9,625,104	2.44%	8.67%

Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
2023	42,256	$95.61	$139.47	$5,893,444	0.44%	45.87%
2022	37,776	$136.64	$95.61	$3,611,764	0.39%	(30.03)%
2021	64,075	$104.57	$136.64	$8,755,183	0.42%	30.66%
2020	43,604	$75.52	$104.57	$4,559,729	0.55%	38.46%
2019	24,740	$55.60	$75.52	$1,868,436	0.94%	35.84%

VY CBRE Global Real Estate Portfolio-Class I Sub-Account
2023	4,033	$39.36	$44.31	$178,722	2.32%	12.59%
2022	5,226	$52.44	$39.36	$205,669	3.40%	(24.95)%
2021	4,947	$39.00	$52.44	$259,397	2.82%	34.47%
2020	4,836	$40.98	$39.00	$188,595	6.16%	(4.83)%
2019	4,642	$32.85	$40.98	$190,218	2.86%	24.74%

(b)	Not annualized for periods less than one year.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as morality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values of the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of declaration of dividends by the underlying fund in which the Sub-Account invests.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized.

(q)	Sub-Account commenced operations April 30, 2021.

B-48	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

concluded

Note 6—Subsequent Events

Effective May 1, 2024, the following Fund names have changed:

Current Fund	New Fund
TIAA-CREF Life Balanced Fund	Nuveen Life Balanced Fund
TIAA-CREF Life Core Bond Fund	Nuveen Life Core Bond Fund
TIAA-CREF Life Growth Equity Fund	Nuveen Life Growth Equity Fund
TIAA-CREF Life Growth & Income Fund	Nuveen Life Core Equity Fund
TIAA-CREF Life International Equity Fund	Nuveen Life International Equity Fund
TIAA-CREF Life Large-Cap Value Fund	Nuveen Life Large Cap Value Fund
TIAA-CREF Life Money Market Fund	Nuveen Life Money Market Fund
TIAA-CREF Life Real Estate Securities Fund	Nuveen Life Real Estate Securities Select Fund
TIAA-CREF Life Small-Cap Equity Fund	Nuveen Life Small Cap Equity Fund
TIAA-CREF Life Social Choice Equity Fund	Nuveen Life Large Cap Responsible Equity Fund
TIAA-CREF Life Stock Index Fund	Nuveen Life Stock Index Fund
Delaware VIP Small Cap Value Series—Standard Class	Macquarie VIP Small Cap Value Series—Standard Class

LVIP Delaware Diversified Income—Standard Class	LVIP Macquarie Diversified Income—Standard Class

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-49

TC Life Insurance Company Financials	B-1

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

Opinions

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of matters

As discussed in Note 9 to the financial statements, the Company has entered into significant transactions with Teachers Insurance and Annuity Association of America (“TIAA”), its parent, and other subsidiaries of TIAA, which are related parties. Our opinion is not modified with respect to this matter.

As discussed in Note 1 to the financial statements, the Company no longer manufactures life insurance products for new customers and continues to service all existing life insurance contracts. Our opinion is not modified with respect to this matter.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting

B-2	TC Life Insurance Company Financials

from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2024

TC Life Insurance Company Financials	B-3

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands, except share amounts)	2023	2022

ADMITTED ASSETS

Bonds	$13,137,142	$13,355,205

Preferred stocks	9,755	9,376

Cash, cash equivalents and short-term investments	263,877	97,648

Contract loans	62,247	48,211

Other invested assets	10,704	4,690

Total cash and invested assets	13,483,725	13,515,130

Investment income due and accrued	103,762	100,958

Federal income tax recoverable from TIAA	8,486	—

Net deferred federal income tax asset	14,540	16,300

Reinsurance amounts receivable	7,524	8,529

Other assets	26,641	25,345

Separate account assets	4,465,616	3,966,298

Total admitted assets	$18,110,294	$17,632,560

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$12,671,770	$12,610,944

Asset valuation reserve	89,743	77,801

Interest maintenance reserve	16,138	46,736

Federal income tax payable to TIAA	—	5,033

Other amounts payable on reinsurance	10,494	7,630

Other liabilities	36,792	32,524

Separate account liabilities	4,453,431	3,954,476

Total liabilities	17,278,368	16,735,144

Capital and surplus

Capital stock (2,500 shares of $1,000 par value common stock authorized, issued and outstanding)	2,500	2,500

Additional paid-in capital	777,500	777,500

Surplus (deficit)	51,926	117,416

Total capital and surplus	831,926	897,416

Total liabilities, capital and surplus	$18,110,294	$17,632,560

B-4	TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2023	2022	2021

REVENUES

Insurance and annuity premiums and other considerations	$217,076	$258,298	$435,313

Net investment income	435,795	404,485	362,614

Commissions and expense allowances on reinsurance ceded	6,249	7,410	9,732

Reserve adjustments on reinsurance ceded	(27,409)	(11,453)	(7,468)

Separate account fees and other revenues	19,578	21,059	22,141

Total revenues	$651,289	$679,799	$822,332

EXPENSES

Policy and contract benefits	$561,980	$394,462	$398,599

Increase (decrease) in policy and contract reserves	(165,330)	3,237	46,123

Insurance expenses and taxes (excluding federal income taxes)	78,483	74,088	71,026

Commissions on premiums	3,153	4,209	5,649

Interest on deposit-type contracts	231,510	98,778	90,088

Net transfers to (from) separate accounts	(132,915)	(77,274)	58,877

Total expenses	$576,881	$497,500	$670,362

Income before federal income tax and net realized capital (losses)	74,408	182,299	151,970

Federal income tax expense	14,064	34,780	29,067

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	476	(842)	(1,093)

Net income	$60,820	$146,677	$121,810

See notes to statutory-basis financial statements	TC Life Insurance Company Financials	B-5

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2020	$2,500	$777,500	$38,783	$818,783

Net income (loss)	—	—	121,810	121,810

Change in net unrealized capital gains (losses) on investments, net of $302 in taxes			1,137	1,137

Change in reserve on account of change in valuation basis	—	—	1,568	1,568

Change in asset valuation reserve	—	—	(8,956)	(8,956)

Change in surplus in separate accounts	—	—	(719)	(719)

Change in liability for reinsurance in unauthorized companies	—	—	(11,600)	(11,600)

Change in net deferred income tax	—	—	3,346	3,346

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(3,418)	(3,418)

Deferred premium asset limitation	—	—	1,304	1,304

Other assets	—	—	2	2

Dividends to stockholders	—	—	(81,600)	(81,600)

Balance, December 31, 2021	$2,500	$777,500	$61,657	$841,657

Net income (loss)	—	—	146,677	146,677

Change in net unrealized capital gains (losses) on investments, net of $179 in taxes	—	—	(825)	(825)

Change in asset valuation reserve	—	—	(12,844)	(12,844)

Change in surplus in separate accounts	—	—	(1,011)	(1,011)

Change in liability for reinsurance in unauthorized companies	—	—	5,260	5,260

Change in net deferred income tax	—	—	(1,282)	(1,282)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	348	348

Deferred premium asset limitation	—	—	4,032	4,032

Other assets	—	—	(696)	(696)

Dividends to stockholders	—	—	(83,900)	(83,900)

Balance, December 31, 2022	$2,500	$777,500	$117,416	$897,416

Net income (loss)	—	—	60,820	60,820

Change in net unrealized capital gains (losses) on investments, net of $80 in taxes	—	—	299	299

Change in asset valuation reserve	—	—	(11,942)	(11,942)

Change in surplus in separate accounts	—	—	345	345

Change in liability for reinsurance in unauthorized companies	—	—	1,362	1,362

Change in net deferred income tax	—	—	(393)	(393)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(1,287)	(1,287)

Deferred premium asset limitation	—	—	3,607	3,607

Other assets	—	—	(201)	(201)

Dividends to stockholders	—	—	(118,100)	(118,100)

Balance, December 31, 2023	$2,500	$777,500	$51,926	$831,926

B-6	TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2023	2022	2021

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$216,975	$263,068	$435,901

Net investment income	424,010	384,536	362,285

Separate account fees and other revenues	25,808	27,061	31,658

Total Receipts	666,793	674,665	829,844

Policy and contract benefits	582,665	403,507	416,205

Commissions and expenses paid	81,484	77,751	76,745

Federal income taxes paid	19,761	40,213	34,054

Net transfers to/(from) separate accounts	(133,946)	(82,172)	57,632

Total Disbursements	549,964	439,299	584,636

Net cash from operations	116,829	235,366	245,208

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	973,560	2,010,817	1,222,345

Net gains on cash, cash equivalents and short-term investments	20	27	4

Miscellaneous proceeds	—	5,968	—

Cost of investments acquired:

Bonds	784,515	2,907,565	1,697,286

Net increase in contract loans	14,036	3,372	1,750

Stocks	—	—	8,400

Miscellaneous applications	6,133	—	7,468

Net cash used in investments	168,896	(894,125)	(492,555)

CASH FROM FINANCING AND OTHER

Net deposits/(withdrawals) on deposit-type contracts funds	(7,113)	677,713	192,558

Dividends to stockholders	(118,100)	(83,900)	(81,600)

Other cash provided (applied)	5,717	(3,306)	19,945

Net cash from financing and other	(119,496)	590,507	130,903

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	166,229	(68,252)	(116,444)

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	97,648	165,900	282,344

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$263,877	$97,648	$165,900

See notes to statutory-basis financial statements	TC Life Insurance Company Financials	B-7

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a stock life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a stock life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans, and single premium immediate annuities.

The Company no longer manufactures life insurance products for new customers, but continues to offer an existing universal life policy as a permanent life insurance conversion option for owners of TIAA Life term life insurance policies with conversion privileges. The Company continues to service all existing contracts on life insurance products.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	NAIC SAP#	Financial Statement Line	2023	2022	2021

Net income (loss), New York SAP			$60,820	$146,677	$121,810

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional Reserves for term conversions	51R	Increase/(decrease) in policy and contract reserves	(631)	19	(377)

Additional Reserves for Variable Annuities	51R	Increase/(decrease) in policy and contract reserves	(31)	10	27

Net income (loss), NAIC SAP			$60,158	$146,706	$121,460

Capital and surplus, New York SAP			$831,926	897,416	$841,657

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	509	589	669

Additional Reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	5,487	6,118	6,099

Additional Reserves for Variable Annuities	51R	Reserves for life and health insurance, annuities and deposit-type contracts	6	37	27

Capital and surplus, NAIC SAP			$837,928	$904,160	$848,452

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11 NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The additional reserve for variable annuities results from the Department prescribing a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving. Therefore, the Company’s reported reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

B-8	TC Life Insurance Company Financials

continued

The Company’s risk based capital as of December 31, 2023 and 2022 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, non-interest related other-than-temporary impairment losses shall be recorded through the asset valuation reserve (“AVR”), while interest related other-than-temporary impairment losses may be recorded through the Interest Maintenance Reserve (“IMR”) in certain circumstances;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the AVR, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The IMR is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

TC Life Insurance Company Financials	B-9

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The Russian invasion of Ukraine and the conflict in the Middle East have created significant uncertainties in the global financial markets and economies. The duration and extent of these uncertainties and the related impact over the long-term cannot be reasonably estimated at this time. While not currently expected to be material, TIAA Life will continue to monitor the impact on the Company’s business, results of operations, investments, and cash flows.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Surplus and the related Statements of Operations, Changes in Capital and Surplus, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

B-10	TC Life Insurance Company Financials

continued

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair values of preferred stocks are determined using prices provided by independent pricing services or internally developed pricing models and the fair value is capped by any currently effective call price. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Invested Assets: Other invested assets include the Company’s investments in surplus notes, which are stated at amortized cost and receivables for securities. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the general account. The Company’s separate accounts are legally insulated from the general account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

TC Life Insurance Company Financials	B-11

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2023	2022	Change

Net deferred tax assets	$35,344	$34,057	$1,287

Deferred premium assets	26,285	29,892	(3,607)

Sundry receivables	921	720	201

Total	$62,550	$64,669	$(2,119)

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

B-12	TC Life Insurance Company Financials

continued

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2023	2022	2021

Exchange/restructure/transfer of bond investments	$120,845	$152,152	$58,809

Capitalized interest on bonds	$2,625	$2,796	$2,682

Interest credited on deposit-type contracts	$230,650	$97,992	$89,488

Deposits of bond investments on deposit-type contracts	$—	$—	$783,824

Application of new accounting pronouncements:

Recently issued accounting pronouncements:

In August 2023, the NAIC adopted revisions to SSAP 26R, Bonds, SSAP 43R, Loan-Backed and Structured Securities and other SSAPs as part of the principles-based bond definition project. These revisions incorporate principle concepts on what should be reported as a long-term bond, and the accounting and reporting guidance for such bonds. Eligible bonds must qualify as either an issuer credit obligation or an asset backed security. The revisions are effective January 1, 2025. Investments that were reported as a bond within the investment reporting schedules within the Annual Statement as of December 31, 2024, that do not qualify under the principle-based bond concepts shall be reported as a disposal from the bond schedule, with a reacquisition on the appropriate reporting schedule and a corresponding change in accounting treatment as of January 1, 2025. The Company is still evaluating the impact of the adoption of the principles-based bond definition.

In December 2023, the NAIC adopted revisions to the Annual Statement Instructions related to specific allocations to the IMR and AVR. The principal concept of the IMR and AVR is that interest-related losses go to IMR, and non-interest-related losses go to AVR. The current annual statement instructions have permitted unintended allocations that appear to direct an entity to allocate non-interest-related losses to IMR rather than correctly to the AVR. The updated guidance requires an entity to consider downgrades of debt securities within a reasonable period after sale or disposal to determine whether realized losses should go to IMR or AVR. Additionally, the revised guidance has added loans with an established valuation allowance to the criteria for losses reported to AVR. These revisions are effective on January 1, 2024. The Company is still evaluating the impact of this adoption.

In December 2023, the NAIC proposed revisions to SSAP No. 2R, Cash, Cash Equivalents, Drafts, and Short-Term Investments which explicitly preclude all investments reported as Other Invested Assets within the investment reporting schedules within the Annual Statement and mortgage loans in the scope of SSAP No. 37, Mortgage Loans from being classified as cash equivalents or short-term investments. These amendments are effective on January 1, 2025. The Company is still evaluating the impact of this adoption.

Recently adopted accounting pronouncements:

In March 2023, the NAIC adopted revisions to SSAP No. 34, Investment Income Due and Accrued. The revisions provided additional disclosures for interest income due and PIK interest included in current principal balances. The revisions are effective December 31, 2023 and did not have a material impact to the financial statements.

In March 2023, the NAIC adopted revisions to SSAP No. 100R, Fair Value. The revisions adopt ASU 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions to provide clarity in situations involving equity securities that have restrictions related to the sale of the asset. The adoption does not incorporate the GAAP disclosures on sales restrictions, but clarifies that items restricted as to sale would be captured as restricted assets and subject to admittance considerations. The revisions are effective immediately and did not have a material impact to the Company.

In August 2023, the NAIC adopted Interpretation 23-01, Net Negative (Disallowed) Interest Maintenance Reserves (“INT 23-01”), which provides a temporary option to allow reporting entities with risk-based capital (“RBC”) greater than 300% of authorized control level (after certain adjustments) to admit net negative IMR. This admittance of net negative (disallowed) IMR is limited to 10% of adjusted capital and surplus. INT 23-01 also includes guidance on the accounting for losses from fair value derivatives and negative IMR at separate accounts, and specific reporting and disclosure requirements. INT 23-01 is effective immediately and will remain in effect until December 31, 2025. The Company adopted INT 23-01 and it did not have a material impact to the financial statements.

TC Life Insurance Company Financials	B-13

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

In August 2023, the NAIC adopted revisions to clarify how paid-in-kind (“PIK”) interest is calculated for relevant disclosures. The revisions also provide a practical expedient for determining the PIK interest in the cumulative balance by subtracting the original principal or par value from the current principal or par value. The guidance is effective for 2023 year-end reporting and did not have a material impact to the financial statements.

In September 2023, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities, and SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, to clarify the scope and reporting for investment structures that represent residual interests or a residual security tranche (collectively referred to as residuals). The revisions are effective for year-end December 31, 2023 and did not have a material impact to the financial statements.

In September 2023, the NAIC adopted certain accounting practices within Interpretation 2023-03, Inflation Reduction Act (“the Act”)—Corporate Alternative Minimum Tax (“CAMT”) (“INT 23-03”). The Act imposes a CAMT to the excess of 15% of a corporation’s adjusted financial statement income over its corporate alternative minimum foreign tax credit. INT 23-03 provides guidance for CAMT reporting on or after year-end 2023 and includes accounting, the statutory valuation allowance, admissibility, and transition. Pursuant to the guidance in INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and will not be liable for CAMT in 2023.

In December 2023, the NAIC proposed revisions to SSAP No. 30R, Unaffiliated Common Stock and SSAP No. 32R, Preferred Stock. These revisions added language to explicitly clarify that investments that are in the form of either common or preferred stock but that are in-substance residual interests or a residual security tranche (that is, meeting the definition of such residuals in SSAP No. 43R, Loan-Backed and Structured Securities or SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies) must be reported as Other Invested Assets and included as residuals within the investment reporting schedules within the Annual Statement. These revisions are effective December 31, 2023 and did not have a material impact on the financial statements.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2023
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$109,902	$76	$(11,569)	$98,409

All other governments	89,759	283	(2,211)	87,831

States, territories & possessions	74,833	383	(1,479)	73,737

Political subdivisions of states, territories, & possessions	109,479	201	(10,238)	99,442

Special revenue & special assessment, non-guaranteed agencies & government	1,122,560	1,520	(134,553)	989,527

Industrial & miscellaneous	11,630,609	43,910	(1,149,680)	10,524,839

Hybrids	—	—	—	—

Total	$13,137,142	$46,373	$(1,309,730)	$11,873,785

	2022
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$161,329	$21	$(15,527)	$145,823

All other governments	66,644	—	(3,262)	63,382

States, territories & possessions	48,408	98	(2,933)	45,573

Political subdivisions of states, territories, & possessions	81,936	56	(13,077)	68,915

Special revenue & special assessment, non-guaranteed agencies & government	1,169,852	223	(182,059)	988,016

Industrial & miscellaneous	11,822,035	15,993	(1,530,589)	10,307,439

Hybrids	5,000	—	(88)	4,912

Total	$13,355,204	$16,391	$(1,747,535)	$11,624,060

B-14	TC Life Insurance Company Financials

continued

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2023

All other bonds	$216,957	$(6,820)	$210,137	$10,133,840	$(1,122,655)	$9,011,185

Loaned-backed and structured bonds	21,676	(471)	21,205	1,412,665	(179,784)	1,232,881

Total	$238,633	$(7,291)	$231,342	$11,546,505	$(1,302,439)	$10,244,066

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2022

All other bonds	$8,250,652	$(938,074)	$7,312,578	$3,114,164	$(598,227)	$2,515,937

Loaned-backed and structured bonds	936,198	(89,278)	846,920	662,224	(121,958)	540,266

Total	$9,186,850	$(1,027,352)	$8,159,498	$3,776,388	$(720,185)	$3,056,203

Estimated fair values for bonds are subject to market fluctuations, including changes in interest rates. Generally, if interest rates increase, the value of bonds will decrease, and conversely a decline in general interest rates will tend to increase the value of bonds. During 2022, the rise in interest rates drove declines in the estimated fair values for bonds seen in the less than twelve months amount as of December 31, 2022. During 2023, interest rates stabilized which resulted in bonds continuing to be in unrealized loss positions. As a result, the majority of the bonds with unrealized losses in the less than twelve months amount as of December 31, 2022 migrated to the twelve months or more amount as of December 31, 2023. Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

TC Life Insurance Company Financials	B-15

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2023		December 31, 2022
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$249,044	$246,233	$359,227	$356,127

Due after one year through five years	3,221,609	3,071,351	2,841,696	2,657,983

Due after five years through ten years	4,479,762	4,025,555	4,732,489	4,038,504

Due after ten years	3,607,444	3,129,452	3,793,724	3,154,122

Subtotal	11,557,859	10,472,591	11,727,136	10,206,736

Residential mortgage-backed securities	491,665	439,790	519,888	459,229

Commercial mortgage-backed securities	746,466	641,442	687,433	570,939

Asset-backed securities	341,152	319,963	420,748	387,156

Subtotal	1,579,283	1,401,195	1,628,069	1,417,324

Total	$13,137,142	$11,873,786	$13,355,205	$11,624,060

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2023		2022

NAIC 1 and 2	$13,069,532	99.5%	$13,312,393	99.7%

NAIC 3 through 6	67,610	0.5	42,812	0.3

Total	$13,137,142	100.0%	$13,355,205	100.0%

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31, as follows:

	2023	2022

Finance and financial services	24.4%	26.4%

Manufacturing	15.3	16.7

Public Utilities	11.2	12.3

Services	8.3	5.1

Revenue and special obligations	7.7	7.2

Commercial mortgage-backed securities	5.7	5.1

Real estate investment trusts	5.3	5.3

Oil and gas	4.8	3.6

Residential mortgage-backed securities	3.7	3.9

Communications	3.2	3.4

Retail & Wholesale Trade	3.2	3.0

Transportation	2.7	3.3

Asset-backed securities	2.6	3.2

Other governments	0.7	0.3

Mining	0.6	0.4

U.S. governments	0.3	0.4

Other	0.3	0.4

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

B-16	TC Life Insurance Company Financials

continued

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2023	2022	2021

Bonds	$439,192	$406,788	$368,507

Stocks	357	357	180

Other invested assets	335	336	338

Cash, cash equivalents and short-term investments	2,578	606	26

Contract loans	2,567	2,115	2,017

Total gross investment income	445,029	410,202	371,068

Investment expenses	(12,172)	(11,984)	(13,297)

Net investment income before amortization/(accretion) of IMR	432,857	398,218	357,771

Amortization/(accretion) of IMR	2,938	6,267	4,843

Net investment income	$435,795	$404,485	$362,614

The gross, nonadmitted and admitted amounts for interest income due and accrued for the years ended December 31, 2023, 2022 and 2021 are as follows (in thousands):

Interest Income Due and Accrued	2023	2022

Gross	$103,762	$100,958

Nonadmitted	$—	$—

Total Admitted	$103,762	$100,958

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2023	2022	2021

Bonds	$(35,025)	$17,455	$14,835

Cash, cash equivalent and short-term investments	20	27	4

Total before capital gain (loss) tax and transfers to IMR, net of taxes	(35,005)	17,482	14,839

Transfers to IMR, net of taxes	27,660	(13,848)	(11,658)

Capital gain/loss tax benefit (expense)	7,821	(4,476)	(4,274)

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$476	$(842)	$(1,093)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2023	2022	2021

Other-than-temporary impairments:

Bonds	$2,954	$2,713	$1,048

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2023	2022	2021

Proceeds from sales	$353,109	$1,479,024	$272,978

Gross gains on sales	$645	$27,902	$9,640

Gross losses on sales	$26,235	$4,130	$596

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

TC Life Insurance Company Financials	B-17

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

Note 5—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

B-18	TC Life Insurance Company Financials

continued

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2023 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$11,873,785	$13,137,142	$—	$11,869,309	$4,476

Preferred stock	7,746	9,755	1,355	6,391	—

Other invested assets	4,741	4,596	—	4,741	—

Separate account assets	4,465,616	4,465,616	4,443,608	22,008	—

Contract loans	62,247	62,247	—	—	62,247

Cash, cash equivalent & short term investments	263,878	263,877	—	263,878	—

Total	$16,678,013	$17,943,233	$4,444,963	$12,166,327	$66,723

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$9,024,907	$9,024,907	$—	$—	$9,024,907

Separate account liabilities	4,453,431	4,453,431	—	—	4,453,431

Total	$13,478,338	$13,478,338	$—	$—	$13,478,338

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2022 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$11,624,060	$13,355,205	$—	$11,618,711	$5,349

Preferred stock	6,990	9,376	976	6,014	—

Other invested assets	4,821	4,621	—	4,821	—

Separate account assets	3,966,298	3,966,298	3,950,875	15,423	—

Contract loans	48,211	48,211	—	—	48,211

Cash, cash equivalent & short term investments	97,666	97,648	1,679	95,987	—

Total	$15,748,046	$17,481,359	$3,953,530	$11,740,956	$53,560

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$8,801,780	$8,801,780	$—	$—	$8,801,780

Separate account liabilities	3,954,476	3,954,476	—	—	3,954,476

Total	$12,756,256	$12,756,256	$—	$—	$12,756,256

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2023 and 2022. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When

TC Life Insurance Company Financials	B-19

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Other invested assets in Level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash included in Level 2 consist of outstanding disbursements in excess of cash on hand and are valued based on the carrying value of the outstanding disbursement, which approximates fair value. Cash equivalents and short term investments in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

	2023
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred stock	$1,355	$—	$—	$1,355

Separate account assets	4,443,608	22,008	—	4,465,616

Total assets at fair value	$4,444,963	$22,008	$—	$4,466,971

Total liabilities at fair value	$—	$—	$—	$—

	2022
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred Stock	$976	$—	$—	$976

Separate account assets	3,950,875	15,423	—	3,966,298

Total assets at fair value	$3,951,851	$15,423	$—	$3,967,274

Total liabilities at fair value	$—	$—	$—	$—

B-20	TC Life Insurance Company Financials

continued

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2023 and 2022, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 6—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31 (in thousands):

	2023
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$3,300	$—	$—	$—	$3,300	$7,897	$(4,597)	$—	$3,300	0.018%	0.018%

	2022
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$7,897	$—	$—	$—	$7,897	$7,972	$(75)	$—	$7,897	0.045%	0.045%

Note 7—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2023		2022
	Gross	Net of Loading	Gross	Net of Loading

Ordinary renewal	$21,083	$49,620	$19,514	$50,420

Total	$21,083	$49,620	$19,514	$50,420

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 8—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2023, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, and group life.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

TC Life Insurance Company Financials	B-21

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Life VLI-1	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s “Separate account” assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2023		2022
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Life VLI-1	$480,535	$—	$398,868	$—

TIAA Life VLI-2	274,544	—	238,252	—

TIAA Life VA-1	3,682,926	—	3,302,294	—

TIAA Life MVA-1	—	27,611	—	26,884

Total	$4,438,005	$27,611	$3,939,414	$26,884

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

B-22	TC Life Insurance Company Financials

continued

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2023
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$810	$—	$151,027	$151,837

Reserves

For accounts with assets at:

Fair value	$12,603	$2,824	$4,438,051	$4,453,478

Amortized cost	—	—	—	—

Total reserves	$12,603	$2,824	$4,438,051	$4,453,478

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$12,103	$2,824	$—	$14,926

At fair value	—	—	4,438,051	4,438,051

Not subject to discretionary withdrawal	500	—	—	500

Total reserves	$12,603	$2,824	$4,438,051	$4,453,477

	2022
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$259	$—	$165,168	$165,427

Reserves

For accounts with assets at:

Fair value	$15,101	$—	$3,937,593	$3,952,694

Amortized cost	—	—	—	—

Total reserves	$15,101	$—	$3,937,593	$3,952,694

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$14,751	$—	$—	$14,751

At fair value	—	—	3,937,593	3,937,593

Not subject to discretionary withdrawal	350	—	—	350

Total reserves	$15,101	$—	$3,937,593	$3,952,694

	2021
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$116	$—	$318,357	$318,473

Reserves

For accounts with assets at:

Fair value	$16,693	$—	$4,775,690	$4,792,383

Amortized cost	—	—	—	—

Total reserves	$16,693	$—	$4,775,690	$4,792,383

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$16,383	$—	$—	$16,383

At fair value	—	—	4,775,690	4,775,690

Not subject to discretionary withdrawal	310	—	—	310

Total reserves	$16,693	$—	$4,775,690	$4,792,383

TC Life Insurance Company Financials	B-23

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2023	2022	2021

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$151,074	$164,515	$319,598

Transfers from separate accounts	(284,116)	(241,408)	(259,869)

Net transfers to (from) separate accounts	(133,042)	(76,893)	59,729

Reconciling adjustments:

Fund transfer exchange gain (loss)	127	(381)	(852)

Transfers as reported in the Company’s Statements of Operations	$(132,915)	$(77,274)	$58,877

Note 9—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account. The Company made payments to TIAA for the years ended December 31, as follows (in thousands):

	2023	2022	2021

Payments to TIAA

Operating expenses	$50,057	$49,846	$45,886

Investment expenses	10,674	11,400	13,156

Total	$60,731	$61,246	$59,042

TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, is authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2023	2022	2021

Payments to Services	$535	$1,441	$3,113

The Company has a services agreement for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2023	2022	2021

Payments to TFI	$32,658	$25,351	$21,489

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand or (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. During 2023, 2022, and 2021, there were no contributions from TIAA to the Company.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of June 28, 2024. As of December 31, 2023, $75,000 thousand of this facility was maintained on a committed basis and there was no balance outstanding.

B-24	TC Life Insurance Company Financials

continued

At December 31, 2023 or 2022, respectively, the Company has the following as amounts due to Parent and affiliates, which are reported in “Other liabilities” (in thousands):

	2023	2022

Amounts due to Parent and affiliates	$9,201	$7,496

Note 10—federal income taxes

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2023 or December 31, 2022.

The components of net DTAs and DTLs at December 31, are as follows (in thousands):

	2023			2022			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$48,491	$4,374	$52,865	$49,284	$4,984	$54,268	$(793)	$(610)	$(1,403)

b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	48,491	4,374	52,865	49,284	4,984	54,268	(793)	(610)	(1,403)

d) Deferred tax assets non-admitted	31,271	4,073	35,344	29,290	4,766	34,056	1,981	(693)	1,288
e) Subtotal net admitted deferred tax asset (c-d)	17,220	301	17,521	19,994	218	20,212	(2,774)	83	(2,691)
f) Deferred tax liabilities	2,680	301	2,981	3,694	218	3,912	(1,014)	83	(931)

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$14,540	$—	$14,540	$16,300	$—	$16,300	$(1,760)	$—	$(1,760)

	2023			2022			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission calculation components SSAP No. 101 (in thousands)

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation. (The lesser of (b)1 and (b)2 below)	14,540	—	14,540	16,300	—	16,300	(1,760)	—	(1,760)
1. Adjusted gross DTA expected to be realized following the balance sheet date	14,540	—	14,540	16,300	—	16,300	(1,760)	—	(1,760)
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	122,608	XXX	XXX	132,167	XXX	XXX	(9,559)

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	2,680	301	2,981	3,694	218	3,912	(1,014)	83	(931)

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$17,220	$301	$17,521	$19,994	$218	$20,212	$(2,774)	$83	$(2,691)

	2023	2022

(a) Ratiopercentage used to determinerecovery period and threshold limitation amount	1,082%	1,154%

(b) Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in thousands)	$817,386	$881,116

TC Life Insurance Company Financials	B-25

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

	12/31/2023		12/31/2022		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$48,491	$4,374	$49,284	$4,984	$(793)	$(610)

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$17,220	$301	$19,994	$218	$(2,774)	$83

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	2023	2022	2021

Curret income tax:

Federal income tax expense	$13,284	$34,060	$28,238

Foreign taxes	—	—	—

Subtotal	$13,284	$34,060	$28,238

Federal income taxes expense/(benefit) on net capital gains/(losses)	(7,821)	4,256	4,274

Other	780	940	829

Federal and foreign income tax expense	$6,243	$39,256	$33,341

	12/31/2023	12/31/2022	Change

Deferred tax assets:

Ordinary:

Policyholder reserves	$10,304	$8,685	$1,619

Deferred acquisition costs	36,818	38,898	(2,080)

Other	1,369	1,701	(332)

Subtotal	$48,491	$49,284	$(793)

Non-admitted	31,271	29,290	1,981

Admitted ordinary deferred tax assets	$17,220	$19,994	$(2,774)

Capital:

Investments	$4,374	$4,984	$(610)

Net capital loss carry-forward	—	—	—

Subtotal	$4,374	$4,984	$(610)

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	4,073	4,766	(693)

Admitted capital deferred tax assets	301	218	83

Admitted deferred tax assets	$17,521	$20,212	$(2,691)

Deferred tax liabilities:

Ordinary:

Reserve transition adjustment	$1,359	$2,039	$(680)

Investments	1,266	1,500	(234)

Other	55	155	(100)

Subtotal	$2,680	$3,694	$(1,014)

Capital:

Investments	$301	$218	$83

Deferred tax liabilities	$2,981	$3,912	$(931)

Net admitted deferred tax assets/liabilities	$14,540	$16,300	$(1,760)

B-26	TC Life Insurance Company Financials

continued

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2023, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$8,275	21.00%

Dividends received deduction	(1,560)	(3.96)

Amortization of interest maintenance reserve	(617)	(1.57)

Tax-exempt interest	(38)	(0.10)

Liability for unauthorized reinsurance	286	0.73

Prior year true-up	192	0.49

Nonadmitted assets and other permanent differences	98	0.25

Total statutory income taxes	$6,636	16.84%

Federal and foreign income tax expense—ordinary	$14,064	35.69%

Federal and foreign income tax expense—capital	(7,821)	(19.85)

Change in net deferred income tax charge (benefit)	393	1.00

Total statutory income taxes	$6,636	16.84%

At December 31, 2023, the Company had no net operating loss (“NOL”) carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2021	$—	$4,494	$4,494

2022	—	4,256	4,256

2023	—	—	—

Total	$—	$8,750	$8,750

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its Parent and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) Seven30 Insurance (Bermuda) Co. Limited

3) AMC Holding, Inc.**

4) Business Property Lending Inc.**

5) CustomerOne Financial Network, Inc.**

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) NIS/R&T, Inc.*

9) Nuveen Holdings, Inc.*

10) Nuveen Holdings 1, Inc.*

11) Nuveen Investments, Inc.*

12) Nuveen Investments Holdings, Inc.*

13) Nuveen Securities, LLC*

14) T-C Europe Holding, Inc.

15) T-C SP, Inc.

16) Teachers Insurance and Annuity Association of America

17) Terra Land Company

18) TIAA Board of Governors

19) TIAA-CREF Tuition Financing, Inc.

20) TIAA Commerical Finance, Inc.**

21) TIAA FSB Holdings, Inc.**

22) TIAA, FSB**

TC Life Insurance Company Financials	B-27

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

23) TIAA Trust, N.A.

24) Westchester Group Farm Management, Inc.

25) Westchester Group Investment Management Holding Company, Inc.

26) Westchester Group Investment Management, Inc.

27) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The companies denoted with a double asterisk above (collectively “Bank subgroup”) are subject to a separate tax matters agreement. Under the agreement, current federal income tax expense (benefit) is computed on an adjusted separate subgroup return basis in accordance with the agreement.

The Company’s tax years 2018 through 2022 are open to examination by the Internal Revenue Service (“IRS’).

Corporate Alternative Minimum Taxes

The Act was enacted on August 16, 2022. The Act included a new CAMT which is a 15 percent tax on an applicable corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective for tax years beginning after 2022.

Under general statutory accounting principles, reporting entities filing statutory financial statements would normally have to consider the applicability of the CAMT, and if applicable, determine the impact on the statutory valuation allowance as well as assess DTAs for admissibility. Pursuant to guidance released by the Statutory Accounting Principles Working Group (“SAPWG”) within INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and it will not be liable for CAMT in 2023.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 as applicable.

The Company maintains excess reserves based on VM-21 and Regulation 213 at the level of $1,577 thousand and $3,622 thousand as of December 31, 2023 and 2022, respectively. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

The Company performed asset adequacy analysis to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS and the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2023 and 2022.

For the years ended December 31, 2023 and 2022, the Company did not have any Group Annuity reserves.

B-28	TC Life Insurance Company Financials

continued

Withdrawal characteristics of individual annuity reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$14,926	$—	$14,926	0.4%

At fair value	—	—	3,622,778	3,622,778	78.0%

Total with market value adjustment or at fair value	$—	$14,926	$3,622,778	$3,637,704	78.4%

At book value without adjustment (minimal or no charge or adjustment)	864,978	—	—	864,978	18.6%

Not subject to discretionary withdrawal	139,502	—	—	139,502	3.0%

Total (direct + assumed)	$1,004,480	$14,926	$3,622,778	$4,642,184	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,004,480	$14,926	$3,622,778	$4,642,184

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$14,751	$—	$14,751	0.3%

At fair value	—	—	3,253,612	3,253,612	74.3%

Total with market value adjustment or at fair value	$—	$14,751	$3,253,612	$3,268,363	74.6%

At book value without adjustment (minimal or no charge or adjustment)	979,990	—	—	979,990	22.4%

Not subject to discretionary withdrawal	130,371	—	—	130,371	3.0%

Total (direct + assumed)	$1,110,361	$14,751	$3,253,612	$4,378,724	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,110,361	$14,751	$3,253,612	$4,378,724

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$62,402	$62,402	0.7%

At book value without adjustment (minimal or no charge or adjustment)	8,863,586	—	—	8,863,586	97.5%

Not subject to discretionary withdrawal	161,321	—	—	161,321	1.8%

Total (direct + assumed)	$9,024,907	$—	$62,402	$9,087,309	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$9,024,907	$—	$62,402	$9,087,309

TC Life Insurance Company Financials	B-29

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$49,942	$49,942	0.6%

At book value without adjustment (minimal or no charge or adjustment)	8,653,636	—	—	8,653,636	97.7%

Not subject to discretionary withdrawal	148,144	—	—	148,144	1.7%

Total (direct + assumed)	$8,801,780	$—	$49,942	$8,851,722	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,801,780	$—	$49,942	$8,851,722

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in thousands):

		2023
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,027,931	$2,027,987	$2,057,285

Variable Universal Life	363,262	362,288	373,344

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	588,263

Disability—Active Lives	—	—	12,484

Disability—Disabled Lives	—	—	2,605

Miscellaneous Reserves	—	—	21,214

Total (direct + assumed)	$2,391,193	$2,390,275	$3,055,195

Reinsurance Ceded	—	—	428,055

Total (net)	$2,391,193	$2,390,275	$2,627,140

	2022
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,089,115	$2,089,192	$2,113,221

Variable Universal Life	363,677	361,818	373,157

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	609,526

Disability—Active Lives	—	—	12,327

Disability—Disabled Lives	—	—	2,103

Miscellaneous Reserves	—	—	23,577

Total (direct + assumed)	$2,452,792	$2,451,010	$3,133,911

Reinsurance Ceded	—	—	449,366

Total (net)	$2,452,792	$2,451,010	$2,684,545

B-30	TC Life Insurance Company Financials

continued

		2023
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$755,230	$752,871	$752,871

Reinsurance Ceded	—	—	—

Total (net)	$755,230	$752,871	$752,871

	2022
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$637,230	$634,039	$634,039

Reinsurance Ceded	—	—	—

Total (net)	$ 637,230	$ 634,039	$ 634,039

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table, 2001 CSO Table, or 2017 CSO Table and interest rates of 3% through 5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4%.

Substandard extra reserves on Traditional Life contracts are calculated for policies issued with substandard ratings in accordance with higher mortality factors and premiums. The reserves are calculated on the basis of the higher mortality rates that correspond with the higher charged premiums.

Liabilities for incurred but not reported life insurance claims are based on historical experience and are set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2023 or 2022. The Company has $33,288,012 thousand and $37,360,794 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2023 and 2022, respectively. Premium deficiency reserves related to the above insurance total $5,273 thousand and $6,517 thousand at December 31, 2023 and 2022, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 12—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows for the years ended December 31 (in thousands):

	2023	2022	2021

Direct premiums	$298,430	$345,006	$525,018

Ceded premiums	(81,354)	(86,708)	(89,705)

Net premiums	$217,076	$258,298	$435,313

TC Life Insurance Company Financials	B-31

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2023

The major lines in the accompanying financial statements that were reduced (increased) by the effect of these reinsurance agreements include the following for the years ended December 31 (in thousands):

	2023	2022	2021

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$81,354	$86,708	$89,705

Policy and contract benefits	92,460	60,233	62,808

Increase/(decrease) in policy and contract reserves	40,894	(19,195)	(9,129)

Reserves for life and health, annuities and deposit-type contracts	631,521	586,225	610,407

Note 13—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2023	2022	2021

Change in net unrealized capital gains (losses), net of taxes	$299	$(825)	$1,137

Change in reserve on account of change in valuation basis	—	—	1,568

Change in asset valuation reserve	(11,942)	(12,844)	(8,956)

Change in net deferred federal income tax	(393)	(1,282)	3,346

Change in non-admitted assets	2,119	3,684	(2,112)

Change in liability for reinsurance of unauthorized companies	1,362	5,260	(11,600)

Change in surplus of separate accounts	345	(1,011)	(719)

Dividends to stockholders	(118,100)	(83,900)	(81,600)

As of December 31, 2023 and 2022, the portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes, was $1,172 thousand and $793 thousand, respectively.

The Company received no additional paid-in capital contributions for the years ended December 31, 2023, 2022 and 2021.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the NYIL, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend under the earned surplus standard or the surplus only standard, but not both. The earned surplus standard allows a dividend to be paid out of earned surplus as long as the aggregated amount of all such dividends in any calendar year does not exceed the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its net income for the immediately preceding calendar year (excluding realized capital gains), provided the dividends do not exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. Earned surplus is the positive surplus excluding 85% of the change in net unrealized capital gains (losses) on investments, net of taxes, for the immediately preceding calendar year. The surplus only standard allows a dividend to be paid when the Company does not have earned surplus as long as the aggregate amount of all such dividends in any calendar year does not exceed the lessor of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company paid an ordinary dividend to TIAA, its shareholder, in the amount of $118,100 thousand, $83,900 thousand and $81,600 thousand for the years ended December 31, 2023, 2022, and 2021, respectively. The Company’s dividends are not on a cumulative basis.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 15—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 14, 2024, the date the financial statements were available to be issued.

B-32	TC Life Insurance Company Financials